Exhibit 10.3

Execution Version

Agreement

August 15, 2020

Third Point LLC

and

Third Point Ventures LLC (as nominee of the TP Funds (as defined below)

Cloudbreak Aggregator LP

Far Point LLC

Third Point Offshore Master Fund L.P.

Third Point Ultra Master Fund L.P.

Third Point Partners Qualified L.P.

Third Point Partners L.P.

and

Third Point Enhanced L.P.

c/o Third Point LLC

55 Hudson Yards

New York, NY 10001

Ladies and Gentlemen:

In this letter agreement (this “Agreement”), reference is made to (i) the Forward Purchase Agreement dated as of May 18, 2018 (the “Forward Purchase Agreement”) between Far Point Acquisition Corporation (“FPAC”) and Cloudbreak Aggregator LP (“Cloudbreak”), (ii) the letter agreement dated January 16, 2020 (the “ECL”) from each of Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P., Third Point Partners Qualified L.P., Third Point Partners L.P. and Third Point Enhanced L.P. (each a “TP Fund”) to Cloudbreak, (iii) the Third Party Beneficiary Rights Letter dated January 16, 2020 (the “TPB Letter”) among SL Globetrotter, L.P. (“Globetrotter”), Cloudbreak and the TP Funds, and (iv) the Agreement and Plan of Merger dated as of January 16, 2020 (the “Merger Agreement” and, collectively with the Forward Purchase Agreement, the ECL, the TPB Letter and the Share Purchase Agreements, each as the same may be amended, supplemented or otherwise modified from time to time, the “Transaction Documents”) among New Topco, FPAC and the other parties thereto, on the terms and subject to the conditions of which a Business Combination (as defined in the Forward Purchase Agreement) will be consummated. Capitalized terms used and not defined herein shall have the meanings given to them in the Merger Agreement. FPAC understands that Cloudbreak, the Founder, Third Point Ventures LLC (as nominee of the TP Funds) and the TP Funds (collectively, the “TP Parties”) are concurrently entering into a letter agreement (the “TP Letter Agreement”), in the form attached hereto as Exhibit A, with each of Globetrotter, Global Blue Group AG, Global Blue Group Holding AG, Global Blue US Holdco LLC, Global Blue US Merger Sub Inc. and Global Blue Holding L.P. (collectively, the “GB Parties”). The TP Parties understand that FPAC is concurrently entering into a letter agreement with the GB Parties, in the form attached hereto as Exhibit B.

In consideration of the mutual promises, representations, warranties, covenants, agreements and releases set forth herein, the parties hereto hereby agree as follows:

1.	Representations and Warranties of the TP Parties. Each of the TP Parties, severally but not jointly and as to itself only, represents and warrants to FPAC that:

(a)

Such TP Party is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted and to perform its obligations under this Agreement.

(b)

Such TP Party has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by such TP Party, will constitute the valid and legally binding obligation of such TP Party, enforceable against such TP Party in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)

No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such TP Party in connection with the consummation of the transactions contemplated by this Agreement, other than filings that may be required under applicable federal securities laws.

(d)

The execution, delivery and performance by such TP Party of this Agreement and the consummation by such TP Party of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of any federal or state statute, rule or regulation applicable to such TP Party, in each case (other than clause (i) above), which would have a material adverse effect on such TP Party or its ability to consummate the transactions contemplated by this Agreement.

2.	Representations and Warranties of FPAC. FPAC represents and warrants to the TP Parties that:

(a)

FPAC is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted and to perform its obligations under this Agreement.

(b)

FPAC has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by FPAC, will constitute the valid and legally binding obligation of FPAC, enforceable against FPAC in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

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(c)

No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of FPAC in connection with the consummation of the transactions contemplated by this Agreement, other than filings that may be required under applicable federal securities laws.

(d)

The execution, delivery and performance by FPAC of this Agreement and the consummation by FPAC of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of any federal or state statute, rule or regulation applicable to FPAC, in each case (other than clause (i) above), which would have a material adverse effect on FPAC or its ability to consummate the transactions contemplated by this Agreement.

3.

No Other Representations. Except for the specific representations and warranties contained in Section 1 and Section 2, none of the TP Parties and FPAC or any of their respective affiliates, nor any person acting on behalf of any of them or any of their respective affiliates has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to such TP Party, FPAC and/or this Agreement, as applicable, and the parties disclaim any such representation or warranty.

4.	Releases.

(a)

Effective upon the date hereof, the TP Parties on their own behalf and on behalf of their current or former predecessors, successors, assigns, affiliates, subsidiaries, parents, trustees, heirs, beneficiaries, executors, administrators, insurers, agents, principals, officers, directors, employees, owners, partners, members, managers, shareholders, heirs, servants, attorneys, and trustees, and any persons or entities acting by, through, under, or in concert with each of them (the “Third Point Releasors”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do hereby irrevocably and unconditionally release, acquit, and forever discharge FPAC, as well as all of its current or former predecessors, successors, assigns, affiliates, subsidiaries, parents, trustees, heirs, beneficiaries, executors, administrators, insurers, agents, principals, officers, directors, employees, owners, partners, members, managers, shareholders, heirs, servants, attorneys, and trustees, and all persons acting by, through, under, or in concert with any of them (the “FPAC Releasees”), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, civil penalties, unpaid wages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys’ fees and costs

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actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, anticipated or unanticipated, choate or inchoate, which the Third Point Releasors now have, or claim to have, or which the Third Point Releasors at any time heretofore had, or claimed to have against the FPAC Releasees for or by reason of any cause, matter, or thing whatsoever from the beginning of the world through and including the date hereof, but only to the extent arising from or related to the Merger Agreement and the transactions contemplated thereby. For the avoidance of doubt, the Third Point Releasors are not hereby releasing any claims for the enforcement of any provision in this Agreement. The Third Point Releasors further covenant and agree that (i) they will not sue or bring any action or cause of action, including by way of third-party claim, cross-claim, or counterclaim, against any of the FPAC Releasees in respect of any of the claims released in this Section 4(a); (ii) they will not initiate or participate in bringing or pursuing any class, collective, private attorney general, or other representative action against any of the FPAC Releasees in respect of any of the claims released in this Section 4(a); and (iii) they will not assist any third party in initiating or pursuing a class, collective, private attorney general, or other representative action in respect of any of the claims released in this Section 4(a).

(b)

Effective upon the date hereof, FPAC on its own behalf and on behalf of their current or former predecessors, successors, assigns, affiliates, subsidiaries, parents, trustees, heirs, beneficiaries, executors, administrators, insurers, agents, principals, officers, directors, employees, partners, managers, heirs, servants, attorneys, and trustees, and any persons or entities acting by, through, under, or in concert with each of them (the “FPAC Releasors”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do hereby irrevocably and unconditionally release, acquit, and forever discharge the TP Parties, as well as all of their current or former predecessors, successors, assigns, affiliates, subsidiaries, parents, trustees, heirs, beneficiaries, executors, administrators, insurers, agents, principals, officers, directors, employees, owners, partners, members, managers, shareholders, heirs, servants, attorneys, and trustees, and all persons acting by, through, under, or in concert with any of them (the “Third Point Releasees”), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, civil penalties, unpaid wages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys’ fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, anticipated or unanticipated, choate or inchoate, which the FPAC Releasors now have, or claim to have, or which the FPAC Releasors at any time heretofore had, or claimed to have against the Third Point Releasees for or by reason of any cause, matter, or thing whatsoever from the beginning of the world through and including the date hereof, but only to the extent arising from or related to the Merger Agreement and the transactions contemplated thereby. For the avoidance of doubt, the FPAC Releasors are not hereby releasing any claims for the enforcement of any provision in this Agreement. The FPAC Releasors further covenants and agrees that they (i) will not sue or bring any action or cause of action, including by way of third-party claim, cross-claim, or counterclaim, against any of the Third Point Releasees in respect of any of the claims released in this Section 4(b); (ii) they will not initiate or participate in bringing or pursuing any class, collective, or other representative action against any of the Third Point Releasees in respect of any of the claims released in this Section 4(b); and (iii) they will not assist any third party in initiating or pursuing a class, collective, or other representative action in respect of any of the claims released in this Section 4(b).

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5.	Miscellaneous.

(a)

The rights and obligations under this Agreement may not be assigned or delegated (whether by operation of law, merger, consolidation or otherwise) by any party hereto without the prior written consent of the other party, and any attempted assignment shall be null and void and of no force or effect. After the Merger, nothing in this Agreement shall expand or restrict the scope of the releases given by the TP Releasors (as defined in the TP Letter Agreement) and the Globetrotter Releasors (as defined in the TP Letter Agreement) in the TP Letter Agreement and, for the avoidance of doubt, after the Merger, FPAC will be a Globetrotter Releasor and a Globetrotter Releasee under and as defined in the TP Letter Agreement.

(b)	This Agreement may not be amended, and no provision hereof waived or modified, except by an instrument signed by each of the parties hereto.

(c)

All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service) or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

(i)	if to any TP Party to:

c/o Third Point LLC

55 Hudson Yards

New York, NY 10001

Attention: Josh Targoff, Chief Operating Officer and General Counsel

Email: legal@thirdpoint.com

with a copy to:

Baker & Hostetler LLP

45 Rockefeller Plaza

New York, NY 10111

Attn: Steven H. Goldberg

Email: sgoldberg@bakerlaw.com

(ii)	if to FPAC, as set forth in the Merger Agreement (including with respect to copies),

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or to such other address or addresses as any party hereto may from time to time designate in writing to the other parties hereto.

(d)

The parties hereto acknowledge and agree that each provision of this Agreement is an essential and integral part of the entire agreement and understanding among the parties hereto in respect of the subject matter hereof. Notwithstanding the foregoing, if any term or other provision of this Agreement is adjudicated to be invalid or unenforceable, that shall not affect the other terms or provisions of this Agreement, and the parties hereto shall use their reasonable efforts to replace such term or provision with a substitute which is valid and enforceable and the effect of which is as close to the intended effect as possible as the term or provision which is being replaced.

(e)

Each of the parties hereto shall consult to the extent reasonably practicable with the other parties hereto in issuing any press release related to the Business Combination, or making any other similar formal public statement announcing the transactions contemplated hereby, provided that such consultation shall not be required if such release or other statement is required by Law, in which case the party seeking to issue such release or make such statement shall promptly provide the other parties hereto with notice thereof. The TP Parties and FPAC hereby agree that promptly following execution and delivery of this Agreement FPAC and Globetrotter shall issue a joint press release substantially in the form attached hereto as Exhibit C.

(f)	This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between the parties with respect to the subject matter hereof.

(g)

This Agreement shall be binding solely on, and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns and nothing set forth in this Agreement shall be construed to confer upon or give to any Person, other than the parties hereto and their respective successors and permitted assigns, any benefits, rights or remedies under or by reason of, any provisions of this Agreement.

(h)	The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(i)

This Agreement may be executed in separate counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission or as an email attachment in portable document format (PDF).

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(j)

This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles or rules of conflicts of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

(k)

Any suit, action or other proceeding (“Action”) based upon, arising out of or related to this Agreement, or the transactions contemplated hereby, shall be brought in any federal or state court located in New York County, New York, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law, or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 5(k). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(l)

The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that, in addition to any remedy available at law or in equity, (a) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity.

[Remainder of this page intentionally left blank.]

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Very truly yours,

FAR POINT ACQUISITION CORPORATION

By:	/s/ Thomas Farley
Name: Thomas Farley
Title: CEO

Accepted and agreed:

CLOUDBREAK AGGREGATOR LP

By:	Third Point LLC, its investment manager

By:	/s/ Josh Targoff
Name: Josh Targoff
Title: Chief Operating Officer and General Cousnel

FAR POINT LLC

By:	Third Point LLC, investment manager of Cloudbreak Aggregator LP, its managing member

By:	/s/ Josh Targoff
Name: Josh Targoff
Title: Chief Operating Officer and General Counsel

THIRD POINT LLC

By:	/s/ Josh Targoff
Name: Josh Targoff
Title: Chief Operating Officer and General Counsel

THIRD POINT VENTURES LLC (as nominee of the TP Funds)

By:	/s/ Josh Targoff
Name: Josh Targoff
Title: Chief Operating Officer and General Counsel

[Signature Page to FPAC Letter Agreement]

Accepted and agreed:

THIRD POINT OFFSHORE MASTER FUND L.P.

By:	Third Point LLC, its investment manager

By:	/s/ Josh Targoff
Name: Josh Targoff
Title: Chief Operating Officer and General Counsel

THIRD POINT ULTRA MASTER FUND L.P.

By:	Third Point LLC, its investment manager

By:	/s/ Josh Targoff
Name: Josh Targoff
Title: Chief Operating Officer and General Counsel

THIRD POINT PARTNERS QUALIFIED L.P.

By:	Third Point LLC, its investment manager

By:	/s/ Josh Targoff
Name: Josh Targoff
Title: Chief Operating Officer and General Counsel

THIRD POINT PARTNERS L.P.

By:	Third Point LLC, its investment manager

By:	/s/ Josh Targoff
Name: Josh Targoff
Title: Chief Operating Officer and General Counsel

THIRD POINT ENHANCED L.P.

By:	Third Point LLC, its investment manager

By:	/s/ Josh Targoff
Name: Josh Targoff
Title: Chief Operating Officer and General Counsel:

[Signature Page to FPAC Letter Agreement]

Exhibit A

(TP Letter Agreement)

Execution Version

Agreement

August 15, 2020

Third Point LLC

55 Hudson Yards

New York, NY 10001

and

Third Point Ventures LLC (as nominee of the TP Funds (as defined below))

Cloudbreak Aggregator LP

Far Point LLC

Third Point Offshore Master Fund L.P.

Third Point Ultra Master Fund L.P.

Third Point Partners Qualified L.P.

Third Point Partners L.P.

and

Third Point Enhanced L.P.

c/o Third Point LLC

55 Hudson Yards

New York, NY 10001

Ladies and Gentlemen:

In this letter agreement (this “Agreement”), reference is made to (i) the Forward Purchase Agreement dated as of May 18, 2018 (the “Forward Purchase Agreement”) between Far Point Acquisition Corporation (“FPAC”) and Cloudbreak Aggregator LP (“Cloudbreak”), (ii) the letter agreement dated January 16, 2020 (the “ECL”) from each of Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P., Third Point Partners Qualified L.P., Third Point Partners L.P. and Third Point Enhanced L.P. (each a “TP Fund”) to Cloudbreak, (iii) the Third Party Beneficiary Rights Letter dated January 16, 2020 (the “TPB Letter”) among SL Globetrotter, L.P. (“Globetrotter”), Cloudbreak and the TP Funds, and (iv) the Agreement and Plan of Merger dated as of January 16, 2020 (the “Merger Agreement” and, collectively with the Forward Purchase Agreement, the ECL, the TPB Letter and the Share Purchase Agreements (as defined below), each as the same may be amended, supplemented or otherwise modified from time to time, the “TP Transaction Documents”) among New Topco, FPAC and the other parties thereto, on the terms and subject to the conditions of which a Business Combination (as defined in the Forward Purchase Agreement) will be consummated. Capitalized terms used and not defined herein shall have the meanings given to them in the Merger Agreement.

In consideration of the mutual promises, representations, warranties, covenants, agreements and releases set forth herein, the parties hereto hereby agree as follows:

1.

Representations and Warranties of TP Parties. Each of Third Point LLC, Cloudbreak, the Founder, Third Point Ventures LLC (as nominee of the TP Funds) and each TP Fund (collectively, the “TP Parties” and each, a “TP Party”), severally but not jointly and as to itself only, represents and warrants to the Seller Parties, New Topco, US Holdco, US Merger Sub and the Company (collectively, the “GB Parties” and each, a “GB Party”) that:

(a)

Such TP Party is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted and to perform its obligations under this Agreement.

(b)

Such TP Party has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by such TP Party, will constitute the valid and legally binding obligation of such TP Party, enforceable against such TP Party in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)

No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such TP Party in connection with the consummation of the transactions contemplated by this Agreement, other than filings that may be required under applicable federal securities laws.

(d)

The execution, delivery and performance by such TP Party of this Agreement and the consummation by such TP Party of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of any federal or state statute, rule or regulation applicable to such TP Party, in each case (other than clause (i) above), which would have a material adverse effect on such TP Party or its ability to consummate the transactions contemplated by this Agreement.

2.	Representations and Warranties of GB Parties. Each GB Party, severally but not jointly and as to itself only, represents and warrants to the TP Parties that:

(a)

Such GB Party is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted and to perform its obligations under this Agreement.

(b)

Such GB Party has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by such GB Party, will constitute the valid and legally binding obligation of such GB Party, enforceable against such GB Party in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

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(c)

No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such GB Party in connection with the consummation of the transactions contemplated by this Agreement, other than filings that may be required under applicable federal securities laws.

(d)

The execution, delivery and performance by such GB Party of this Agreement and the consummation by such GB Party of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of any federal or state statute, rule or regulation applicable to such GB Party, in each case (other than clause (i) above), which would have a material adverse effect on such GB Party or its ability to consummate the transactions contemplated by this Agreement.

3.

No Other Representations. Except for the specific representations and warranties contained in Section 1 and Section 2, none of the TP Parties or the GB Parties or any of their respective affiliates, nor any person acting on behalf of any of them or any of their respective affiliates has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to such TP Party or GB Party, as the case may be, and/or this Agreement, as applicable, and the parties disclaim any such representation or warranty.

4.	Backstop and Other Commitments.

(a)	Each TP Party shall not, directly or indirectly, elect to redeem any shares of FPAC Common Stock in accordance with the Certificate of Incorporation in connection with the Business Combination.

(b)

As promptly as practicable following the date hereof and in any event within one (1) Business Day, Cloudbreak and Globetrotter shall each agree to and enter into an escrow agreement substantially in the form attached as Exhibit A hereto and otherwise in form and substance reasonably acceptable to Cloudbreak and Globetrotter (the “Escrow Agreement”) with an affiliate of JPMorgan (or another financial institution selected by Globetrotter and reasonably acceptable to Cloudbreak) as escrow agent (the “Escrow Agent”). The Escrow Agent will establish an escrow account (“Escrow Account”) in accordance with the Escrow Agreement. Within one (1) Business Day of establishment of the Escrow Account, pursuant to the Escrow Agreement, Cloudbreak and/or its affiliates shall, and the TP Funds, severally and not jointly, shall cause Cloudbreak and/or its affiliates to, deposit, by wire transfer of U.S. dollars in immediately available

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funds, $61,000,000 (the “Escrow Amount”) into the Escrow Account. Cloudbreak and Globetrotter each agree, and the Escrow Agreement shall provide, that upon Globetrotter’s delivery of a direction letter (the “Direction Letter”) confirming to the Escrow Agent that the Closing is scheduled to be consummated on the next Business Day and directing the Escrow Agent to disburse from the Escrow Account the Escrow Amount, the Escrow Agent shall promptly disburse from the Escrow Account the Escrow Amount to FPAC to be held by FPAC in escrow and applied to the purchase of the Forward Purchase Shares in accordance with the Forward Purchase Agreement immediately prior to the Closing on the Closing Date. If the Forward Purchase Price (as defined in the Forward Purchase Agreement) is less than the Escrow Amount, then Cloudbreak and Globetrotter shall, no later than the Closing Date, deliver a Direction Letter (signed by each of them) to the Escrow Agent to disburse the amount equal to the excess of the Escrow Amount over the Forward Purchase Price to Cloudbreak on or promptly after the Closing Date. The Escrow Agreement shall provide that, if the Merger Agreement has been terminated (as may be confirmed to the Escrow Agent by any party to the Escrow Agreement), then the Escrow Amount will be immediately (and in any event, within one (1) Business Day) returned to Cloudbreak. The TP Funds, severally and not jointly, shall cause Cloudbreak to pay its portion of any fees, costs, expenses and charges of whatever nature (the “Escrow Costs”) that are payable pursuant to the terms of the Escrow Agreement and shall, severally and not jointly, make available to Cloudbreak any funds as are necessary for Cloudbreak to pay the Escrow Costs.

(c)

In consideration of the provisions of this Agreement, immediately upon consummation of the Closing pursuant to the Merger Agreement on the Closing Date, the Founder shall, and Cloudbreak and the TP Funds shall cause the Founder to, transfer to Globetrotter (or its designees) all New Topco Shares received by them in respect of the Founder Shares pursuant to the Merger Agreement, all FPAC Founder Contingent Shares, if applicable, and all FPAC Warrants in respect of the Private Placement Warrants (as defined in the Warrant Agreement), other than the New Topco Shares received by the Founder in respect of 4,316,321 Founder Shares (the “Surviving Founder Shares”), which shall be retained by the Founder and transferred to, or otherwise allocated by the Founder for the benefit of, Thomas W. Farley, David Bonanno and Kelly Vallante as described in, and be subject to the provisions described in, the term sheet attached hereto as Exhibit B (the “Term Sheet”).

(d)

To the extent applicable, each TP Party and any of their respective affiliates shall, if it has not already done so, promptly (and in any event within one (1) Business Day after the date hereof) submit (and not revoke) a duly completed proxy to cause all FPAC Shares owned by it to be voted for the Business Combination Proposal and the Adjournment Proposal (each as defined in the effective Registration Statement on Form F-4 (Registration No. 333-236581).

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(e)

Subject to compliance by the TP Parties with their obligations in this Agreement and the consummation of the Forward Closing (as defined in the Forward Purchase Agreement) with respect to $61,000,000 of Forward Purchase Shares or such lesser amount as shall be required to be purchased pursuant to the terms of the Forward Purchase Agreement (such compliance and consummation, the “Performance Condition”), each GB Party hereby agrees not to enforce any of its rights or claim any damages against any Third Point Releasee pursuant to:

(i)	any TP Transaction Document or with respect to any matters arising therefrom; and

(ii)

the Share Purchase and Contribution Agreement, dated as of January 16, 2020, by and among the TP Funds, New Topco, Cayman Holdings and FPAC (the “Holding Share Purchase Agreement”) and the Share Purchase and Contribution Agreement, dated as of January 16, 2020, by and among the TP Funds, New Topco, Globetrotter and FPAC (the “Globetrotter Share Purchase Agreement” and, together with the Holding Share Purchase Agreement, the “Share Purchase Agreements”) or with respect to any matters arising therefrom.

(f)

Subject to the Performance Condition, each of the TP Parties, Cayman Holdings and Globetrotter (each, a “SHA Party”) hereby agrees that, immediately upon the Shareholders Agreement becoming effective pursuant to Section 4.2 thereof (the “SHA Effective Date”), each of the TP Parties is and shall be released and discharged from any and all liabilities and obligations, and shall cease to have any rights or benefits, under the Shareholders Agreement, and shall cease to be a party to the Shareholders Agreement. Immediately upon the SHA Effective Date, the SHA Parties further agree that all references, terms, rights and other provisions set forth in Sections 2.1, 2.2 and 2.3 (and rights of approval or consent under Article III) of the Shareholders Agreement pertaining to each of the TP Parties is and shall be terminated. Each SHA Party agrees that this Section 4(f) shall meet, and be deemed to meet, all requirements in respect of amendment contained in the Shareholders Agreement.

(g)

Each of New Topco, Globetrotter and the Founder (each, a “Relationship Party”) hereby agrees that the Founder hereby is and shall be released and discharged from any and all liabilities and obligations, and shall cease to have any rights or benefits, under the Relationship Agreement, and shall cease to be a party to the Relationship Agreement. The Relationship Parties further agree that all references, terms, rights and other provisions of the Relationship Agreement pertaining to the Founder, and the participation by the Founder in the Relationship Agreement hereby is and shall be terminated. Each Relationship Party agrees that this Section 4(f) shall meet, and be deemed to meet, all requirements in respect of amendment contained in the Relationship Agreement.

(h)

Each TP Party hereby agrees that such TP Party shall cease to have any rights or benefits it may have under the Board Rules (as defined in the Relationship Agreement), and that all references, terms, rights and other provisions of the Board Rules pertaining to any of them is and shall be terminated.

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(i)

The TP Parties agree not to discuss or communicate with any existing or potential source of debt or equity financing for the Transactions with respect to the Transactions, except with Globetrotter’s prior written consent (which consent may be given or withheld in Globetrotter’s sole discretion and may be conditioned upon Globetrotter participating in such discussion or communication).

5.

Backstop Subscriber Amount Acknowledgement. Each TP Party agrees and acknowledges that as a result of the TP Funds not providing cash funding in excess of the Escrow Amount to Cloudbreak to purchase shares of FPAC Common Stock under the Forward Purchase Agreement, the Seller Parties shall receive an increased amount of Stock Consideration upon consummation of the Closing under the Merger Agreement in accordance with Article II of the Merger Agreement. The GB Parties represent and warrant that the capitalization table sent from mwolfson@stblaw.com of Simpson Thacher & Bartlett LLP to EHalperin@willkie.com of Willkie Farr & Gallagher LLP by email at or about 10:36 p.m. Eastern time on August 15, 2020 accurately reflects, in all material respects, as of the date sent and based upon the assumptions described therein, the expected capitalization of New Topco immediately following the Closing, assuming a maximum redemption scenario.

6.	Bank of Italy and Other Conditions; Termination of Merger Agreement.

(a)

Each TP Party agrees that it will not, directly or indirectly, assert or knowingly encourage FPAC, any other TP Party or any other party to any TP Transaction Document or Transaction Document (other than a GB Party) to assert that any condition to the consummation of the transactions contemplated by the TP Transaction Documents and/or the Transaction Documents has not been satisfied.

(b)

Each of the TP Parties shall, and shall cause their affiliates to, promptly take any and all reasonable actions (without prejudice to its rights under this Agreement), as may be reasonably requested by any GB Party to enable the Specified Condition and the other conditions to consummation of the Transactions set forth in any TP Transaction Document or Transaction Document to be satisfied or waived as soon as practicable after the date of this Agreement (or, in the case of the conditions in Section 10.01(a) of the Merger Agreement, as requested to enable any party to obviate the need for such condition to be satisfied), including without limitation, if requested by any GB Party, supporting a reverse stock split of the FPAC Common Stock with a view to enabling the New Topco Shares to meet the minimum share price listing standards of the NYSE, including by voting its shares of FPAC Common Stock, if necessary, to approve or facilitate such a reverse stock split. Without limiting the generality of the foregoing, each of the TP Parties shall not, directly or indirectly, and shall cause their controlled affiliates not to, do or cause to be done anything that such party reasonably expects might undermine or make more difficult the satisfaction of any condition to consummation of the transactions set forth in any TP Transaction Document or Transaction Document on or prior to the Closing Date.

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(c)	Each of the parties to this Agreement agrees that the two provisos at the end of each of Sections 5(a) and (b) of the TPB Letter shall be deemed to be deleted from the TPB Letter.

(d)

Each of the TP Parties acknowledges that FPAC has confirmed and agreed that it will not exercise any right it may have to terminate the Merger Agreement prior to September 11, 2020, provided that FPAC is not prevented from taking any actions required pursuant to the terms of the FPAC Organizational Documents and/or the Trust Agreement.

(e)

If at the Closing the listing approval condition set forth in Section 10.01(e) of the Merger Agreement has not been satisfied, then after the Closing, New Topco agrees to use commercially reasonable efforts to seek and obtain approval for listing on the NYSE, NYSE American, NASDAQ, or another nationally or internationally recognized stock exchange (each, a “Preferred Venue”) or another stock exchange or the over-the-counter market, which may include OTCBB or pink sheets (each, a “Another Venue”); provided that New Topco agrees to continue to use commercially reasonable efforts to seek and obtain approval for listing on a Preferred Venue even if it has already obtained approval for listing on Another Venue. New Topco’s obligations under the first sentence of this Section 6(e) shall terminate upon the earliest of: (i) twelve (12) months after the Closing Date whether or not approval of such a listing has been obtained; (ii) obtaining approval for listing on a Preferred Venue (whether before, at or after Closing), provided that the penultimate sentence of this Section 6(e) will apply one time; and (iii) consummation of any merger, consolidation or similar business combination involving New Topco and as a result of which Globetrotter and its Affiliates cease to own more than 50% of the outstanding New Topco Shares, or any sale of all or substantially all of the assets of New Topco and its subsidiaries taken as a whole (such earliest date, the “Termination Date”). New Topco will not be obligated to use commercially reasonable efforts under this Section 6(e) during any period when the conditions described in the definition of “Blackout Period” in the Registration Rights Agreement would be met. Following listing on a Preferred Venue, New Topco will use commercially reasonable efforts to maintain such listing until the earlier to occur of clause (i) and clause (iii) of the immediately foregoing sentence. For the avoidance of doubt, upon termination of New Topco’s obligations under this Section 6(e) (whether before, at, or after Closing), New Topco is not obligated to maintain any listing (or to seek to obtain any other listing). If a listing has been obtained in the twelve (12)-month period after the Closing Date, but New Topco is de-listed (without voluntarily having sought such a de-listing) during such twelve (12)-month period, then, in one instance only, the obligations in this Section 6(e) will be reinstated until the Termination Date (and, for the avoidance of doubt, the proviso in clause (ii) above will no longer apply). If New Topco determines voluntarily to seek a de-listing and at such time Cloudbreak and its Affiliates still own in aggregate at least 25% of the number of New Topco Shares they owned immediately following the Closing, then New Topco will notify Third Point LLC of such determination and use its commercially reasonable efforts not to be delisted until ninety (90) days following the date of such notice, except with the written consent of Third Point LLC, such consent not to be unreasonably withheld or delayed; provided that New Topco’s obligations in this sentence will terminate in any case on the earlier of two (2) years after the Closing Date and a Termination Date under clause (iii) above.

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(f)

Globetrotter agrees to comply with its waivers and commitments in, and to exercise all rights and powers that it has as a shareholder of the Company and New Topco to cause the Group to enter into the agreements contemplated by and to perform, that certain Waiver Letter dated July 13, 2020 from Globetrotter to FPAC.

7.

Shareholders Agreement Acknowledgement. The TP Parties acknowledge and agree that no TP Party has or will have any rights under the Shareholders Agreement arising with respect to or in connection with any Transfer (as defined in the Shareholder Agreement) of New Topco Shares by Globetrotter, Cayman Holdings or any of their affiliates to one or more direct or indirect investors in Globetrotter or Cayman Holdings.

8.

Other Agreements Acknowledgement. The TP Parties acknowledge and agree that no TP Party has or will have any rights under any TP Transaction Document or Transaction Document arising with respect to or in connection with any amendment, waiver, supplement or other modification of any PIPE Agreement (other than the Share Purchase Agreements) or any of the terms or conditions of any PIPE Agreement (other than in respect of the Share Purchase Agreements), whether before or after the Closing.

9.

Agreement Regarding FPAC Transaction Expenses. The TP Parties agree that if the reasonable and documented out-of-pocket costs and expenses of outside counsel to FPAC incurred on or prior to the Closing Date or with respect to post-closing work performed by the Persons who served as outside counsel to FPAC prior to Closing (the “Legal Expenses”) exceed $12,000,000, then within five (5) Business Days following a written notice from Globetrotter setting forth the amount by which the Legal Expenses exceed $12,000,000 (such amount, an “Excess”), together with a calculation of each such Excess and reasonable supporting documentation (it being agreed that, without limitation, copies of invoices (with appropriate redactions for privileged or confidential information) will be deemed to be reasonable supporting documentation), the TP Funds shall, severally and not jointly, pay (or cause to be paid) by wire transfer of immediately available funds to such account or accounts of the payee in respect of such Legal Services, as shall be reflected in the invoice therefrom, provided that if a GB Party has paid such payees then the TP Funds shall, severally and not jointly, promptly pay (or cause to be paid), as a reimbursement, the amount such GB Party has paid for such Legal Services by wire transfer of immediately available funds to such account or accounts as Globetrotter shall direct in such notice. Globetrotter may deliver notices under this Section 9 more than once and from time to time as amounts of Excess become due and payable and shall use reasonable efforts to provide no more than two such notices in any calendar month. The TP Parties’ obligations under this Section 9 shall expire four (4) months after the Closing Date, provided that any accrued but unpaid obligations with respect to any notices duly received on or before the date that is four (4) months after the Closing Date shall not expire unless and until such obligations have been paid in full in accordance with this Section 9. The TP Parties hereby agree, severally and not jointly, to reasonably cooperate with the GB Parties with respect to discussions involving the Deferred Discount (as defined in the Trust Agreement).

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10.	Releases.

(a)

Effective upon the date hereof, the TP Parties on their own behalf and on behalf of their current or former predecessors, successors, assigns, affiliates, subsidiaries, parents, trustees, heirs, beneficiaries, executors, administrators, insurers, agents, principals, officers, directors, employees, owners, partners, members, managers, shareholders, heirs, servants, attorneys, and trustees, and any persons or entities acting by, through, under, or in concert with each of them (the “Third Point Releasors”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do hereby irrevocably and unconditionally release, acquit, and forever discharge the GB Parties, as well as all of their current or former predecessors, successors, assigns, affiliates, subsidiaries, parents, trustees, heirs, beneficiaries, executors, administrators, insurers, agents, principals, officers, directors, employees, owners, partners, members, managers, shareholders, heirs, servants, attorneys, and trustees, and all persons acting by, through, under, or in concert with any of them (the “Globetrotter Releasees”), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, civil penalties, unpaid wages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys’ fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, anticipated or unanticipated, choate or inchoate, which the Third Point Releasors now have, or claim to have, or which the Third Point Releasors at any time heretofore had, or claimed to have against the Globetrotter Releasees for or by reason of any cause, matter, or thing whatsoever from the beginning of the world through and including the date hereof, but only to the extent arising from or related to the Merger Agreement, the TP Transaction Documents, the Transaction Documents and the transactions contemplated thereby. For the avoidance of doubt, the Third Point Releasors are not hereby releasing any claims for the enforcement of any provision in this Agreement. The Third Point Releasors further covenant and agree that (i) they will not sue or bring any action or cause of action, including by way of third-party claim, cross-claim, or counterclaim, against any of the Globetrotter Releasees in respect of any of the claims released in this Section 10(a); (ii) they will not initiate or participate in bringing or pursuing any class, collective, private attorney general, or other representative action against any of the Globetrotter Releasees in respect of any of the claims released in this Section 10(a); and (iii) they will not assist any third party in initiating or pursuing a class, collective, private attorney general, or other representative action in respect of any of the claims released in this Section 10(a).

(b)

Effective upon the date hereof, the GB Parties and Silver Lake Partners III Cayman (AIV III), L.P., Silver Lake Technology Investors III Cayman, L.P., SL / PG Global Blue Co-Invest, L.P., Silver Lake Technology Associates III Cayman, L.P. and Silver Lake (Offshore) AIV GP III, Ltd., on their own behalf and on behalf of their current or former predecessors, successors, assigns, affiliates,

9

subsidiaries, parents, trustees, heirs, beneficiaries, executors, administrators, insurers, agents, principals, officers, directors, employees, owners, partners, members, managers, shareholders, heirs, servants, attorneys, and trustees, and any persons or entities acting by, through, under, or in concert with each of them (the “Globetrotter Releasors”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do hereby irrevocably and unconditionally release, acquit, and forever discharge the TP Parties, as well as all of their current or former predecessors, successors, assigns, affiliates, subsidiaries, parents, trustees, heirs, beneficiaries, executors, administrators, insurers, agents, principals, officers, directors, employees, owners, partners, members, managers, shareholders, heirs, servants, attorneys, and trustees, and all persons acting by, through, under, or in concert with any of them (the “Third Point Releasees”), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, civil penalties, unpaid wages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys’ fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, anticipated or unanticipated, choate or inchoate, which the Globetrotter Releasors now have, or claim to have, or which the Globetrotter Releasors at any time heretofore had, or claimed to have against the Third Point Releasees for or by reason of any cause, matter, or thing whatsoever from the beginning of the world through and including the date hereof relating to any rights to require the Third Point Releasees (i) to pay in excess of $61,000,000 pursuant to the Forward Purchase Agreement, the ECL or the TPB Letter or (ii) to perform any obligations pursuant to the terminated Share Purchase Agreements to which certain Third Point Releasees are parties, or relating to the allegations of past wrongdoing referenced in the August 7, 2020 letter from Williams & Connolly LLP “Re: Assurance of GB Transaction Backstop and Other Obligations.” For the avoidance of doubt, the Globetrotter Releasors are not hereby releasing any claims for the enforcement of any provision in this Agreement or any claims against FPAC arising under the Merger Agreement or any other Transaction Document. The Globetrotter Releasors further covenant and agree that they (i) will not sue or bring any action or cause of action, including by way of third-party claim, cross-claim, or counterclaim, against any of the Third Point Releasees in respect of any of the claims released in this Section 10(a); (ii) they will not initiate or participate in bringing or pursuing any class, collective, or other representative action against any of the Third Point Releasees in respect of any of the claims released in this Section 10(a); and (iii) they will not assist any third party in initiating or pursuing a class, collective, or other representative action in respect of any of the claims released in this Section 10(a). In the event of a breach of this Agreement at or prior to the Closing by or on behalf of any of the Third Point Releasees, the release and other covenants set forth in this Section 10(b) shall be null and void. Notwithstanding the previous sentence, in the event of any breach of this Agreement at or prior to the Closing by or on behalf of any of the Third Point Releasees, which breach is both immaterial and not willful, if the Forward Closing (as defined in the Forward Purchase Agreement) with respect to at least $61,000,000 of Forward Purchase Shares or such lesser amount as shall be required to be purchased pursuant to the Forward Purchase Agreement is fully consummated and the Closing occurs, the release and other covenants set forth in this Section 10(b) shall not be null and void and shall continue in force and effect as if there had been no breach.

10

11.	Miscellaneous.

(a)

The rights and obligations under this Agreement may not be assigned or delegated (whether by operation of law, merger, consolidation or otherwise) by any party hereto without the prior written consent of the other party, and any attempted assignment shall be null and void and of no force or effect.

(b)	This Agreement may not be amended, and no provision hereof waived or modified, except by an instrument signed by each of the parties hereto.

(c)

All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service) or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

(i)	if to any TP Party, to:

c/o Third Point LLC

55 Hudson Yards

New York, NY 10001

Attention: Josh Targoff, Chief Operating Officer and General Counsel

Email: legal@thirdpoint.com

with a copy to:

Baker & Hostetler LLP

45 Rockefeller Plaza

New York, NY 10111

Attn: Steven H. Goldberg

Email: sgoldberg@bakerlaw.com

(ii)	if to the GB Shareholders’ Representative or any other GB Party, as set forth in the Merger Agreement (including with respect to copies),

or to such other address or addresses as any party hereto may from time to time designate in writing to the other parties hereto.

(d)

The parties hereto acknowledge and agree that each provision of this Agreement is an essential and integral part of the entire agreement and understanding among the parties hereto in respect of the subject matter hereof. Notwithstanding the foregoing, if any term or other provision of this Agreement is adjudicated to be invalid or unenforceable, that shall not affect the other terms or provisions of this Agreement, and the parties hereto shall use their reasonable efforts to replace such term or provision with a substitute which is valid and enforceable and the effect of which is as close to the intended effect as possible as the term or provision which is being replaced.

11

(e)

Each of the parties hereto shall consult to the extent reasonably practicable with the other parties hereto in issuing any press release related to the Business Combination, or making any other similar formal public statement announcing the transactions contemplated hereby, provided that such consultation shall not be required if such release or other statement is required by Law, in which case the party seeking to issue such release or make such statement shall promptly provide the other parties hereto with notice thereof. Subject to the releases in Section 10 hereof and in the other agreements referred to herein, nothing in this Agreement shall prohibit or restrict any party from taking any actions in connection with enforcing its rights and remedies against any person related to, arising out of or in connection with the Business Combination, or from issuing any press releases or making any public statements in connection therewith, and, in each case, the preceding sentence will not apply to such actions, press releases or public statements; provided that, if such action to enforce is against a third party other than a TP Party, such press releases or public statements shall not name any TP Party unless required by Law, in which case the party seeking to issue such press release or make such public statement shall promptly provide the other parties hereto with notice thereof.

(f)	This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between the parties with respect to the subject matter hereof.

(g)

This Agreement shall be binding solely on, and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns and nothing set forth in this Agreement shall be construed to confer upon or give to any Person, other than the parties hereto, the Globetrotter Releasees and the Third Point Releasees and their respective successors and permitted assigns, any benefits, rights or remedies under or by reason of, any provisions of this Agreement.

(h)	The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(i)

This Agreement may be executed in separate counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission or as an email attachment in portable document format (PDF).

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(j)

This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles or rules of conflicts of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

(k)

Any suit, action or other proceeding (“Action”) based upon, arising out of or related to this Agreement, or the transactions contemplated hereby, shall be brought in any federal or state court located in New York County, New York, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law, or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 11(k). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(l)

The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that, in addition to any remedy available at law or in equity, (a) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity.

[Remainder of this page intentionally left blank.]

13

Very truly yours,

SL GLOBETROTTER, L.P., individually and in its capacity as the GB Shareholders’ Representative

By:	SL Globetrotter GP, Ltd., its general partner

By:
Name: Joseph Osnoss
Title: Managing Director

Accepted and agreed:

GLOBAL BLUE GROUP HOLDING AG

By:
Name: Joseph Osnoss
Title: Director

GLOBAL BLUE GROUP AG

By:
Name: Jacques Stern
Title: President and CEO

GLOBAL BLUE US HOLDCO LLC

By:	Global Blue Group Holding AG, its managing member

By:
Name: Joseph Osnoss
Title: President and Secretary

GLOBAL BLUE US MERGER SUB INC.

By:
Name: Joseph Osnoss
Title: President and Secretary

GLOBAL BLUE HOLDING L.P.

By:	SL Globetrotter GP, Ltd., its general partner

By:
Name: Joseph Osnoss
Title: Managing Director

JACQUES STERN, solely in his capacity as the Management Representative

By:
Name: Jacques Stern

SILVER LAKE PARTNERS III CAYMAN (AIV III), L.P., solely with respect to Section 10(b)

By: Silver Lake Technology Associates III Cayman, L.P., its general partner

By: Silver Lake (Offshore) AIV GP III, Ltd., its general partner

By:
Name: Joseph Osnoss
Title: Director

SILVER LAKE TECHNOLOGY INVESTORS III CAYMAN, L.P., solely with respect to Section 10(b)

By: Silver Lake Technology Associates III Cayman, L.P., its general partner

By: Silver Lake (Offshore) AIV GP III, Ltd., its general partner

By:
Name: Joseph Osnoss
Title: Director

SL / PG GLOBAL BLUE CO-INVEST, L.P., solely with respect to Section 10(b)

By:	SL Globetrotter GP, Ltd., its general partner

By:
Name: Joseph Osnoss
Title: Director

SILVER LAKE TECHNOLOGY ASSOCIATES III CAYMAN, L.P., solely with respect to Section 10(b)

By: Silver Lake (Offshore) AIV GP III, Ltd., its general partner

By:
Name: Joseph Osnoss
Title: Director

SILVER LAKE (OFFSHORE) AIV GP III, LTD., solely with respect to Section 10(b)

By:
Name: Joseph Osnoss
Title: Director

Accepted and agreed:

CLOUDBREAK AGGREGATOR LP

By:	Third Point LLC, its investment manager

By:
Name:
Title:

FAR POINT LLC

By:	Third Point LLC, investment manager of Cloudbreak Aggregator LP, its managing member

By:
Name:
Title:

THIRD POINT LLC

By:
Name:
Title:

THIRD POINT VENTURES LLC (as nominee of the TP Funds)

By:
Name:
Title:

Accepted and agreed:

THIRD POINT OFFSHORE MASTER FUND L.P.

By:	Third Point LLC, its investment manager

By:
Name:
Title:

THIRD POINT ULTRA MASTER FUND L.P.

By:	Third Point LLC, its investment manager

By:
Name:
Title:

THIRD POINT PARTNERS QUALIFIED L.P.

By:	Third Point LLC, its investment manager

By:
Name:
Title:

THIRD POINT PARTNERS L.P.

By:	Third Point LLC, its investment manager

By:
Name:
Title:

THIRD POINT ENHANCED L.P.

By:	Third Point LLC, its investment manager

By:
Name:
Title:

Exhibit A

Escrow Agreement

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is entered into as of August [●], 2020, by and among Cloudbreak Aggregator LP (“Party A”), SL Globetrotter, L.P. (“Party B” and together with Party A, sometimes referred to individually as “Party” and collectively as the “Parties”) and JPMorgan Chase Bank, N.A. (“Escrow Agent”).

WHEREAS, the Parties have agreed to deposit in escrow certain funds and wish such deposit to be subject to the terms and conditions set forth herein.

1. Appointment. The Parties hereby appoint Escrow Agent as their escrow agent for the purposes set forth herein, and Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. Escrow Deposit; Investment. (a) Party B agrees to direct Party A to deposit, within one (1) Business Day following the establishment of the demand deposit account (the “Escrow Account”), with Escrow Agent the sum of $61,000,000 (the “Escrow Deposit”). Escrow Agent shall hold the Escrow Deposit in one or more demand deposit accounts. No investment of the Escrow Deposit will be permitted during the term of this Agreement.

(b) The Parties hereby represent to Escrow Agent that no tax withholding or information reporting of any kind is required by Escrow Agent.

3. Disposition and Termination. (a) The Parties shall act in accordance with, and Escrow Agent shall release the Escrow Deposit or portion thereof in this Section 3(a) as follows:

(i) Party B will deliver a written direction letter, with e-mail being sufficient, in substantially the form of Exhibit A annexed hereto (the “Direction Letter”) to Escrow Agent (i) confirming to Escrow Agent that the closing under the Agreement and Plan of Merger dated as of January 16, 2020 (the “Merger Agreement”) by and among Party B, Far Point Acquisition Corporation, a Delaware corporation (“FPAC”) and the other parties thereto is scheduled to be consummated on the next Business Day following delivery of the Direction Letter and (ii) directing Escrow Agent to disburse from the Escrow Account the Escrow Deposit to the account of FPAC specified herein (the “FPAC Account”). Following receipt of the Direction Letter, Escrow Agent shall promptly disburse, via wire transfer of immediately available funds, the Escrow Deposit to the FPAC Account and provide to Party A and Party B federal reference numbers for the wire transfer. If the Forward Purchase Price (as defined in the Forward Purchase Agreement dated as of May 18, 2018 between FPAC and Party A) is less than the Escrow Deposit, then Party A and Party B shall, no later than the Closing Date, deliver a direction letter (signed by each of them) to Escrow Agent to disburse the amount equal to the excess of the Escrow Deposit over the Forward Purchase Price to Party A on or promptly after the Closing Date. If the Merger Agreement has been terminated (as may be confirmed to Escrow Agent by Party A or Party B), then the Escrow Deposit will be immediately (and in any event, within one (1) Business Day) returned to Party A. The Parties acknowledge and agree that Party A shall have no right to object to any Direction Letter and any objection or other instruction which attempts to prevent or delay the release of any such funds pursuant to any Direction Letter shall be ignored by the Escrow Agent without any liability. Escrow Agent may rely upon the validity, accuracy, and content of the statements contained in any Direction Letter or confirmation delivered pursuant to this Section 3. Party B shall simultaneously provide a copy of any Direction Letter to Party A. Escrow Agent shall be entitled to conclusively presume that Party A contemporaneously received each Direction Letter received by Escrow Agent.

(ii) Escrow Agent shall disburse the Escrow Deposit, or any portion thereof, to Party A upon the joint written instruction of both Party A and Party B in substantially the form of Exhibit B annexed hereto (a “Joint Instruction”).

Notwithstanding anything to the contrary set forth in Section 8, and other than as set forth above, any instructions setting forth, claiming, containing, objecting to, or in any way related to the transfer or distribution of the Escrow Deposit, must be in writing and executed by the appropriate Party or Parties as evidenced by the signatures of the person or persons signing this Agreement or one of the designated persons as set forth on the Designation of Authorized Representatives attached hereto as Schedule 1-A and 1-B (each an “Authorized Representative”), and delivered to Escrow Agent only by confirmed facsimile or as a Portable Document Format (“PDF”) attached to an email only at the fax number or email address set forth in Section 8 below. Each Designation of Authorized Representatives shall be signed by a Secretary, any Assistant Secretary or other duly authorized person of the named Party. No instruction for or related to the transfer or distribution of the Escrow Deposit shall be deemed delivered and effective unless Escrow Agent actually shall have received it by facsimile or as a PDF attached to an email only at the fax number or email address set forth in Section 8 and in the case of a facsimile, as evidenced by a confirmed transmittal to the Party’s or Parties’ transmitting fax number. Escrow Agent shall not be liable to any Party or other person for refraining from acting upon any instruction for or related to the transfer or distribution of the Escrow Deposit if delivered to any other fax number or email address, including but not limited to a valid email address of any employee of Escrow Agent. Notwithstanding anything to the contrary, the Parties acknowledge and agree that Escrow Agent (i) shall have no obligation to take any action in connection with this Agreement on a non-Business Day and any action Escrow Agent may otherwise be required to perform on a non-Business Day may be performed by Escrow Agent on the following Business Day and (ii) may not transfer or distribute the Escrow Deposit until Escrow Agent has completed its security procedures.

(b) Each Party authorizes Escrow Agent to use the funds transfer instructions (“Initial Standing Instructions”) specified for it below to disburse any funds due to FPAC without a verifying call-back or email confirmation as set forth below:

FPAC:
Bank Name:
Bank Address:
ABA number:
Credit A/C Name:
Credit A/C #
If Applicable:
FFC A/C Name:
FFC A/C #:
FFC A/C Address:

(c) In the event any funds transfer instructions other than the Initial Standing Instructions are set forth in a permitted instruction from a Party or the Parties in accordance with this Agreement (any such additional funds transfer instructions, “Additional Standing Instructions” and, together with the Initial Standing Instructions, the “Standing Instructions”), Escrow Agent will confirm such Additional Standing Instructions by a telephone call-back or email confirmation to an Authorized Representative of such Party or Parties, and Escrow Agent may rely and act upon the confirmation of anyone purporting to be that Authorized Representative. No funds will be disbursed until such confirmation occurs. Each Party agrees that after such confirmation, Escrow Agent may continue to rely solely upon such Additional Standing Instructions and all identifying information set forth therein for such beneficiary without an additional telephone call-back or email confirmation. Further, it is understood and agreed that if multiple disbursements are provided for under this Agreement pursuant to any Standing Instructions, only the date, amount and/or description of payments may change without requiring a telephone call-back or email confirmation.

(d) The persons designated as Authorized Representatives and telephone numbers for same may be changed only in a writing executed by an Authorized Representative or other duly authorized person of the applicable Party setting forth such changes and actually received by Escrow Agent via facsimile or as a PDF attached to an email. Escrow Agent will confirm any such change in Authorized Representatives by a telephone call-back or email confirmation to an Authorized Representative and Escrow Agent may rely and act upon the confirmation of anyone purporting to be that Authorized Representative.

(e) Escrow Agent, any intermediary bank and the beneficiary’s bank in any funds transfer may rely upon the identifying number of the beneficiary’s bank or any intermediary bank included in a funds transfer instruction provided by a Party or the Parties and, if applicable, confirmed in accordance with this Agreement. Further, the beneficiary’s bank in the funds transfer instructions may make payment on the basis of the account number provided in such Party’s or the Parties’ instruction and, if applicable, confirmed in accordance with this Agreement even though it identifies a person different from the named beneficiary.

(f) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banks are required or authorized to be closed in New York, New York. The Parties acknowledge that the security procedures set forth in this Section 3 are commercially reasonable. Upon delivery of the Escrow Deposit in full by Escrow Agent pursuant to this Section 3, this Agreement shall terminate, and all the related account(s) shall be closed, subject to the provisions of Sections 6 and 7.

(g) Notwithstanding anything to the contrary contained in this Agreement, in the event that an electronic signature is affixed to any instruction, which instruction is not the Initial Standing Instructions (a “Non-Initial Standing Instruction”), issued hereunder to disburse or transfer funds, such Non-Initial Standing Instruction shall be confirmed by a verifying call-back (or email confirmation) to an Authorized Representative.

4. Escrow Agent. Escrow Agent shall have only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties, including but not limited to any fiduciary duty, shall be implied. Notwithstanding anything to the contrary, Escrow Agent has no knowledge of, nor any obligation to comply with, the terms and conditions of any other agreement, Escrow Agent shall not be responsible for determining the meaning of any capitalized term not entirely defined herein, nor shall Escrow Agent be required to determine if any Party has complied with any other agreement. Notwithstanding the terms of any other agreement, the terms and conditions of this Agreement shall control the actions of Escrow Agent. Escrow Agent may conclusively rely upon any written notice, document, instruction or request delivered by the Parties believed by it to be genuine and to have been signed by an Authorized Representative(s), as applicable, without inquiry and without requiring substantiating evidence of any kind and Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request. Any notice, document, instruction or request delivered by a Party but not contemplated under this Agreement may be disregarded by Escrow Agent. Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith except to the extent that Escrow Agent’s gross negligence or willful misconduct was the cause of any direct loss to either Party. Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through affiliates or agents. In the event Escrow Agent shall be uncertain, or believes there is some ambiguity, as to its duties or rights hereunder or receives instructions, claims or demands from any Party hereto which in Escrow Agent’s judgment conflict with the provisions of this Agreement, or if Escrow Agent receives conflicting instructions from the Parties, Escrow Agent shall be entitled either to: (a) refrain from taking any action until it shall be given (i) a joint written direction executed by Authorized Representatives of the Parties which eliminates such ambiguity or conflict or (ii) a court order issued by a court of competent jurisdiction (it being understood that Escrow Agent shall be entitled conclusively to rely and act upon any such court order and shall have no obligation to determine whether any such court order is final); or (b) file an action in interpleader. Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Deposit, including, without limitation, the Escrow Deposit nor shall Escrow Agent have any duty or obligation to confirm or verify the accuracy or correctness of any amounts deposited with it hereunder. Anything in this Agreement to the contrary notwithstanding, in no event shall Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

5. Succession. Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving no less than thirty (30) days advance notice in writing of such resignation to the Parties or may be removed, with or without cause, by the Parties at any time after giving not less than thirty (30) days advance joint written notice to Escrow Agent. Escrow Agent’s sole responsibility after such thirty (30) day notice period expires shall be to hold the Escrow Deposit (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, appointed by the Parties, or such other person designated by the Parties, or in accordance with the directions of a final, non-appealable court order, at which time of delivery, Escrow Agent’s obligations hereunder shall cease and terminate. If prior to the effective resignation or removal date, the Parties have failed to appoint a successor escrow agent, or to instruct Escrow Agent to deliver the Escrow Deposit to another person as provided above, or if such delivery is contrary to applicable law, at any time on or after the effective resignation date, Escrow Agent may either (a) interplead the Escrow Deposit with a court located in the State of New York and the costs, expenses and reasonable attorney’s fees which are incurred in connection with such proceeding may be charged against and withdrawn from the Escrow Deposit; or (b) appoint a successor escrow agent of its own choice. Any appointment of a successor escrow agent shall be binding upon the Parties and no appointed successor escrow agent shall be deemed to be an agent of Escrow Agent. Escrow Agent shall deliver the Escrow Deposit to any appointed successor escrow agent, at which time Escrow Agent’s obligations under this Agreement shall cease and terminate. Any entity into which Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all the escrow business may be transferred, shall be Escrow Agent under this Agreement without further act.

6. Compensation; Acknowledgment. (a) Upon the earlier of closing of the transactions pursuant to the Merger Agreement or within 30 days of the date hereof, Party A and Party B shall be severally and not jointly liable to pay Escrow Agent fifty (50) percent of the fees set forth in Schedule 2.

(b) Each of the Parties further agrees to the disclosures and agreements set forth in Schedule 2.

7. Indemnification and Reimbursement. Party A and Party B shall be severally and not jointly liable for fifty (50) percent of any fees, costs and expenses to indemnify, defend, hold harmless, pay or reimburse Escrow Agent and its affiliates and their respective successors, assigns, directors, agents and employees (the “Indemnitees”) from and against any and all losses, damages, claims, liabilities, costs or expenses (including attorney’s fees) (collectively “Losses”), resulting directly or indirectly from (a) Escrow Agent’s performance of this Agreement, except to the extent that such Losses are determined by a court of competent jurisdiction to have been caused by the gross negligence, willful misconduct, breach of this Agreement or bad faith of such Indemnitee; and (b) Escrow Agent’s following, accepting or acting upon any instructions or directions, whether joint or singular, from the Parties received in accordance with this Agreement. The Escrow Agent shall not have any right of set-off against the Escrow Deposit for the payment of any claim for indemnification, fees, expenses and amounts due to Escrow Agent or an Indemnitee. The obligations set forth in this Section 7 shall survive the resignation, replacement or removal of Escrow Agent or the termination of this Agreement.

8. Notices. Except as otherwise provided in Section 3, all communications hereunder shall be in writing or set forth in a PDF attached to an email, and shall be delivered by facsimile, email or overnight courier only to the appropriate fax number, email address, or notice address set forth for each party as follows:

If to Party A:	c/o Third Point LLC
55 Hudson Yards
New York, New York 10001
Attention: Josh Targoff, Chief Operating Officer and General Counsel
Tel No.:
Fax No.:
Email Address: legal@thirdpoint.com

Account statements
and billing:	[Insert address if different from above]

With copies to:	Baker & Hostetler LLP
45 Rockefeller Plaza
New York, New York 10111
Attention: Steven H. Goldberg
Tel No.: 212-589-4219
Fax No.: 212-589-4201
Email Address: sgoldberg@bakerlaw.com

If to Party B:	c/o Silver Lake Europe LLP
Broadbent House, 65 Grosvenor Street,
London W1K 3LH
Attention: Legal Depart
Email: LegalStaff-UK@silverlake.com

Account statements
and billing:	[Insert address if different from above]

With copies to:	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention: Michael O. Wolfson
Tel No.: 212-455-2945
Email Address: mwolfson@stblaw.com

If to Escrow Agent:	JPMorgan Chase Bank, N.A.
Escrow Services
4 New York Plaza, 11th Floor New York, NY, 10004
Attention: Tameka Wilks / Brendan Mahlan
Fax No.: (212) 552-2812
Email Address: ec.escrow@jpmorgan.com

9. Compliance with Directives. In the event that a legal garnishment, attachment, levy, restraining notice, court order or other governmental order (a “Directive”) is served with respect to any of the Escrow Deposit, or the delivery thereof shall be stayed or enjoined by a Directive, Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all such Directives so entered or issued, and in the event that Escrow Agent obeys or complies with any such Directive it shall not be liable to any of the Parties hereto or to any other person by reason of such compliance notwithstanding such Directive be subsequently reversed, modified, annulled, set aside or vacated.

10. Miscellaneous. (a) The provisions of this Agreement may be waived, altered, amended or supplemented only by a writing signed by Escrow Agent and the Parties. Neither this Agreement nor any right or interest hereunder may be assigned by any Party without the prior consent of Escrow Agent and the other Party and any assignment in violation of this Agreement shall be ineffective and void. This Agreement shall be governed by and construed under the laws of the State of New York. Each Party and Escrow Agent irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. To the extent that in any jurisdiction either Party may now or hereafter be entitled to claim for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process or immunity from liability, such Party shall not claim, and hereby irrevocably waives, such immunity. Escrow Agent and the Parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Agreement.

(b) No party to this Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control. This Agreement and any joint instructions from the Parties may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument or instruction, as applicable. This Agreement may be executed and transmitted by facsimile or as a PDF attached to an email and each such execution shall be of the same legal effect, validity and enforceability as a manually executed original, wet-inked signature. All signatures of the parties to this Agreement may be transmitted by facsimile or as a PDF attached to an email, and such facsimile or PDF will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party. If any provision of this Agreement is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. The Parties each represent, warrant and covenant that (i) each document, notice, instruction or request provided by such Party to Escrow Agent shall comply with applicable laws and regulations; (ii) such Party has full power and authority to enter into this Agreement and to perform all of the duties and obligations to be performed by it hereunder; and (iii) the person(s) executing this Agreement on such Party’s behalf and certifying Authorized Representatives in the applicable Schedule 1 has been duly and properly authorized to do so, and each Authorized Representative of such Party has been duly and properly authorized to take actions specified for such person in the applicable Schedule 1. Except as expressly provided in Section 7 above, nothing in this Agreement, whether express or implied, shall be construed to give to any person or entity other than Escrow Agent and the Parties any legal or equitable right, remedy, interest or claim under or in respect of the Escrow Deposit or this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

PARTY A:

CLOUDBREAK AGGREGATOR LP

By: Third Point LLC, its investment manager

By:
Name:
Title:

PARTY B:

SL GLOBETROTTER, L.P.

By: SL Globetrotter GP, Ltd., its general partner

By:
Name:
Title:

ESCROW AGENT:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

EXHIBIT A

Form of Direction Letter

JPMorgan Chase Bank, N.A., Escrow Services

4 New York Plaza, 11th Floor

New York, NY, 10004

Fax No.: (212) 552-2812

Email Address: ec.escrow@jpmorgan.com

Attention: Tameka Wilks / Brendan Mahlan

Date:

Re: Cloudbreak Aggregator LP and SL Globetrotter, L.P. – Escrow Agreement dated [       ]

Escrow Account no. [     ]

Dear Sir/Madam:

We refer to an escrow agreement dated [     ] by and among Cloudbreak Aggregator LP (“Party A”), SL Globetrotter, L.P. (“Party B”) and JPMorgan Chase Bank, N.A., as Escrow Agent (the “Escrow Agreement”).

Capitalized terms in this letter that are not otherwise defined shall have the same meaning given to them in the Escrow Agreement.

Pursuant to Section [     ] of the Escrow Agreement, Party B hereby confirms to Escrow Agent:

(i) that the closing under the Agreement and Plan of Merger dated as of January 16, 2020 (the “Merger Agreement”) by and among Party B, Far Point Acquisition Corporation, a Delaware corporation (“FPAC”) and the other parties thereto is scheduled to be consummated on the next Business Day following delivery of the Direction Letter and

(ii) directs the Escrow Agent to disburse from the Escrow Account the Escrow Deposit to the account of FPAC specified herein (the “FPAC Account”).

Amount:

(In writing)

Beneficiary

City

Country

US Instructions:

Bank

Bank address

ABA Number:

Credit A/C Name:

Credit A/C #:

Credit A/C Address:

If Applicable:

FFC A/C Name:

FFC A/C #:

FFC A/C Address:

International Instructions:

Bank Name:

Bank Address

SWIFT Code:

US Pay Through ABA:

Credit A/C Name:

Credit A/C # (IBAN #):

Credit A/C Address:

If Applicable:

FFC A/C Name:

FFC A/C # (IBAN #):

FFC A/C Address:

PARTY B:
SL Globetrotter, L.P.

By: _________________________________
Name:
Title:
Date:

EXHIBIT B

Form of Joint Instruction

JPMorgan Chase Bank, N.A., Escrow Services

4 New York Plaza, 11th Floor

New York, NY, 10004

Fax No.: (212) 552-2812

Email Address: ec.escrow@jpmorgan.com

Attention: Tameka Wilks / Brendan Mahlan

Date:

Re: Cloudbreak Aggregator LP and SL Globetrotter, L.P. – Escrow Agreement dated [       ]

Escrow Account no. [     ]

Dear Sir/Madam:

We refer to an escrow agreement dated [       ] by and among Cloudbreak Aggregator LP (“Party A”), SL Globetrotter, L.P. (“Party B”), and JPMorgan Chase Bank, N.A., as Escrow Agent (the “Escrow Agreement”).

Capitalized terms in this letter that are not otherwise defined shall have the same meaning given to them in the Escrow Agreement.

Pursuant to Section [__] of the Escrow Agreement, Party A and Party B instructs Escrow Agent to release the Escrow Deposit, or the portion specified below, to the specified party as instructed below.

Amount

(In writing)

Beneficiary

City

Country

US Instructions:

Bank

Bank address

ABA Number:

Credit A/C Name:

Credit A/C #:

Credit A/C Address:

If Applicable:

FFC A/C Name:

FFC A/C #:

FFC A/C Address:

International Instructions:

Bank Name:

Bank Address

SWIFT Code:

US Pay Through ABA:

Credit A/C Name:

Credit A/C # (IBAN #):

Credit A/C Address:

If Applicable:

FFC A/C Name:

FFC A/C # (IBAN #):

FFC A/C Address:

PARTY A:
Cloudbreak Aggregator LP

By: ________________________
Name:
Title:
Date:

PARTY B:
SL Globetrotter, L.P.

By: _________________________________
Name:
Title:
Date:

Schedule 1-A

Cloudbreak Aggregator LP

DESIGNATION OF AUTHORIZED

REPRESENTATIVES

The undersigned, ________________________, being the duly elected, qualified and acting ________________________ of Cloudbreak Aggregator LP (“Party A”), does hereby certify:

1. That each of the following representatives is at the date hereof an Authorized Representative, as such term is defined in the Escrow Agreement, dated August [•], 2020, by and among Party A, Party B and Escrow Agent (the “Escrow Agreement”), that the signature appearing opposite each Authorized Representative’s name is the true and genuine signature of such Authorized Representative, and that each Authorized Representative’s contact information is current and up-to-date at the date hereof. Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by callback or email confirmation and effect changes in Authorized Representatives, all in accordance with the terms of the Escrow Agreement. Callbacks or emails confirming an instruction shall be made to an Authorized Representative other than the Authorized Representative who issued the instruction unless (a) only a single Authorized Representative is designated below, (b) the information set forth below changes and is not updated by Party A such that only the Authorized Representative who issued the instruction is available to receive a callback or email confirmation, or (c) Party A is an individual. Party A acknowledges that pursuant to this Schedule, Escrow Agent is offering an option for callback or email confirmation to a different Authorized Representative, and if Party A nevertheless names only a single Authorized Representative or fails to update Authorized Representative information, Party A agrees to be bound by any instruction, whether or not authorized, confirmed by callback or email confirmation to the issuer of the instruction.

[Insert names and contact information of individuals who can be readily available to provide instructions and/or confirm disbursements on the telephone, as needed.]

NAME	SIGNATURE	TELEPHONE, CELL NUMBER and EMAIL ADDRESS
__________________________	__________________________	(ph)__________________________
(cell)_________________________
(email)_______________________

__________________________	__________________________	(ph)__________________________
(cell)_________________________
(email)________________________

__________________________	__________________________	(ph)__________________________
(cell)_________________________
(email)________________________

2. Email confirmation is only permitted to a corporate email address for purposes of this Schedule. Any personal email addresses provided will not be used for email confirmation.

3. This Schedule may be signed in counterparts and the undersigned certifies that any signature set forth on an attachment to this Schedule is the true and genuine signature of an Authorized Representative and that each such Authorized Representative’s contact information is current and up-to-date at the date hereof.

4. That pursuant to Party A’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of Party A, and that the undersigned has so executed this Designation this _____ day of August, 2020.

5. Notwithstanding the above, if Party A is an individual, no signature will be required below.

Signature:
Name:
Title:

FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS

SCHEDULE 1-A

All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email, must include the signature (or electronic signature subject to the conditions set forth in the Escrow Agreement) of the Authorized Representative authorizing said funds transfer on behalf of such Party.

Schedule 1-B

SL GLOBETROTTER, L.P.

DESIGNATION OF AUTHORIZED

REPRESENTATIVES

The undersigned, ________________________, being the duly elected, qualified and acting ________________________ of SL Globetrotter, L.P. (“Party B”), does hereby certify:

1.

That each of the following representatives is at the date hereof an Authorized Representative, as such term is defined in the Escrow Agreement, dated August [•], 2020, by and among Party A, Party B and Escrow Agent (the “Escrow Agreement”), that the signature appearing opposite each Authorized Representative’s name is the true and genuine signature of such Authorized Representative, and that each Authorized Representative’s contact information is current and up-to-date at the date hereof. Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by callback or email confirmation and effect changes in Authorized Representatives, all in accordance with the terms of the Escrow Agreement. Callbacks or emails confirming an instruction shall be made to an Authorized Representative other than the Authorized Representative who issued the instruction unless (a) only a single Authorized Representative is designated below, (b) the information set forth below changes and is not updated by Party B such that only the Authorized Representative who issued the instruction is available to receive a callback or email confirmation, or (c) Party B is an individual. Party B acknowledges that pursuant to this Schedule, Escrow Agent is offering an option for callback or email confirmation to a different Authorized Representative, and if Party B nevertheless names only a single Authorized Representative or fails to update Authorized Representative information, Party B agrees to be bound by any instruction, whether or not authorized, confirmed by callback or email confirmation to the issuer of the instruction.

NAME	SIGNATURE	TELEPHONE, CELL NUMBER and EMAIL ADDRESS

Joe Osnoss		(ph) 212-981-5606
(cell) 917-514-7504
(email) joe.osnoss@silverlake.com

2.	Email confirmation is only permitted to a corporate email address for purposes of this Schedule. Any personal email addresses provided will not be used for email confirmation.

3.

This Schedule may be signed in counterparts and the undersigned certifies that any signature set forth on an attachment to this Schedule is the true and genuine signature of an Authorized Representative and that each such Authorized Representative’s contact information is current and up-to-date at the date hereof.

4.

That pursuant to Party B’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of Party B, and that the undersigned has so executed this Designation this _____ day of August, 2020.

5.	Notwithstanding the above, if Party B is an individual, no signature will be required below.

Signature:
Name:
Title:

FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS

SCHEDULE 1-B

All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email, must include the signature (or electronic signature subject to the conditions set forth in the Escrow Agreement) of the Authorized Representative authorizing said funds transfer on behalf of such Party.

SCHEDULE 2

Schedule of Fees for Escrow Agent Services

Account Acceptance Fee                                         $4,000 (the “Account Acceptance Fee”)

Encompassing review, negotiation and execution of governing documentation, opening of the account, and completion of all due diligence documentation. Payable pursuant to Section 6 of this Agreement.

Annual Administration Fee                                  Waived

The Administration Fee covers our usual and customary ministerial duties, including record keeping, distributions, document compliance and such other duties and responsibilities expressly set forth in the governing documents for each transaction. Payable upon closing and annually in advance thereafter, without pro-ration for partial years.

Extraordinary Services and Out-of-Pocket Expenses: Escrow Agent or any of its affiliates may receive compensation with respect to any investment directed hereunder including without limitation charging any applicable agency fee or trade execution fee in connection with each transaction. Any additional services beyond our standard services as specified above, and all reasonable out-of-pocket expenses including attorney’s or accountant’s fees and expenses will be considered extraordinary services for which related costs, transaction charges, and additional fees will be billed at Escrow Agent’s then standard rate. Escrow Agent may impose, charge, pass-through and modify fees and/or charges for any account established and services provided by Escrow Agent, including but not limited to, transaction, maintenance, balance-deficiency, and service fees, agency or trade execution fees, and other charges, including those levied by any governmental authority. Notwithstanding the foregoing, the aggregate amount of any fees, charges, compensation, indemnification and expenses, including attorney’s or accountant’s fees and expenses, that are in excess of the Account Acceptance Fee shall not exceed $5,000. Pursuant to Section 6 of this Agreement, Party A and Party B shall be severally, and not jointly liable, for fifty (50) percent of any fees, charges, compensation and expenses that are payable to Escrow Agent under this Agreement. The Escrow Agent shall not have any right of set-off against the Escrow Deposit for the payment of any fees, charges, compensation and expenses payable to Escrow Agent under this Agreement.

Fee Disclosure & Assumptions: Please note that the fees quoted are based on a review of the transaction documents provided and an internal due diligence review, and assumes the escrow deposit will not be invested. Escrow Agent reserves the right to revise, modify, change and supplement the fees quoted herein if the assumptions underlying the activity in the account, level of balances, market volatility or other factors change from those used to set the fees described herein.

Payment of the invoice is due upon receipt.

Disclosures and Agreements:

Taxes. The Parties shall duly complete such tax documentation or other procedural formalities necessary for Escrow Agent to complete required tax reporting and for the relevant Party to receive interest or other income without withholding or deduction of tax in any jurisdiction. Should any information supplied in such tax documentation change, the Parties shall promptly notify Escrow Agent. Escrow Agent shall withhold any taxes it deems appropriate in the absence of proper tax documentation or as required by law, including without limitation, the Foreign Account Tax Compliance Act (“FATCA”), and shall remit such taxes to the appropriate authorities.

Representations Relating to Section 15B of the Securities Exchange Act of 1934 (Rule 15Ba1-1 et seq.) (the “Municipal Advisor Rule”). Each Party represents and warrants to Escrow Agent that for purposes of the Municipal Advisor Rules, none of the funds (if any) currently invested, or that will be invested in the future, in money market funds, commercial paper or treasury bills under this Agreement constitute or contain (i) proceeds of municipal securities (including investment income therefrom and monies pledged or otherwise legally dedicated to serve as collateral or a source or repayment for such securities) or (ii) municipal escrow investments (as each such term is defined in the Municipal Advisor Rule). Each Party also represents and warrants to Escrow Agent that the person providing this certification has access to the appropriate information or has direct knowledge of the source of the funds to be invested to enable the forgoing representation to be made. Further, each Party acknowledges that Escrow Agent will rely on this representation until notified in writing otherwise.

Know Your Customer. To assist in the prevention of the funding of terrorism and money laundering activities, applicable law may require financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for the Parties: when the Parties open an account, Escrow Agent may ask for each Party’s name, address, date of birth (for natural persons), and/or other information and documents that will allow Escrow Agent to identify such Party. Escrow Agent may also request and obtain certain information from third party vendors regarding any Party. To fulfill Escrow Agent’s “know your customer” responsibilities and in connection with its performance of this Agreement, Escrow Agent may request information and/or documentation from each Party from time to time, including, without limitation, regarding such Party’s organization, business and, to the extent applicable, beneficial owner(s) of such Party, including relevant natural or legal persons, and such Party shall procure and furnish the same to Escrow Agent in a timely manner. Any information and/or documentation furnished by any Party is the sole responsibility of such Party and Escrow Agent is entitled to rely on the information and/or documentation without making any verification whatsoever (except for the authentication under the security procedures, as applicable). Each Party represents and warrants that all such information and/or documentation is true, correct and not misleading and shall advise Escrow Agent promptly of any changes and, except as prohibited by applicable law, such Party agrees to provide complete responses to Escrow Agent’s requests within the timeframes specified. If any Party fails to provide or consent to the provision of any information required by this paragraph, Escrow Agent may suspend or discontinue providing any service hereunder and resign pursuant to this Agreement.

OFAC Disclosure. Escrow Agent is required to act in accordance with the laws and regulations of various jurisdictions relating to the prevention of money laundering and the implementation of sanctions, including but not limited to regulations issued by the U.S. Office of Foreign Assets Control. Escrow Agent is not obligated to execute payment orders or effect any other transaction where the beneficiary or other payee is a person or entity with whom Escrow Agent is prohibited from doing business by any law or regulation applicable to Escrow Agent, or in any case where compliance would, in Escrow Agent’s opinion, conflict with applicable law or banking practice or its own policies and procedures. Where Escrow Agent does not execute a payment order or effect a transaction for such reasons, Escrow Agent may take any action required by any law or regulation applicable to Escrow Agent including, without limitation, freezing or blocking funds. Transaction screening may result in delays in the posting of transactions.

Abandoned Property. Escrow Agent is required to act in accordance with the laws and regulations of various states relating to abandoned property, escheatment or similar law and, accordingly, shall be entitled to remit dormant funds to any state as abandoned property in accordance with such laws and regulations. Without limitation of the foregoing, notwithstanding any instruction to the contrary, Escrow Agent shall not be liable to any Party for any amount disbursed from an account maintained under this Agreement to a governmental entity or public official in compliance with any applicable abandoned property, escheatment or similar law.

Information. The Parties authorize Escrow Agent to disclose information with respect to this Agreement and the account(s) established hereunder, the Parties, or any transaction hereunder if such disclosure is: (i) necessary in Escrow Agent’s opinion, for the purpose of allowing Escrow Agent to perform its duties and to exercise its powers and rights hereunder or for operational or risk management purposes or compliance with legal, tax and regulatory requirements, including, without limitation, FATCA; (ii) to a proposed assignee of the rights of Escrow Agent; (iii) to a branch, affiliate, subsidiary, employee or agent of Escrow Agent or to their auditors, regulators or legal advisers or to any competent court; (iv) to the auditors of any of the Parties; or (v) required by applicable law, regardless of whether the disclosure is made in the country in which each Party resides, in which the Escrow Account is maintained, or in which the transaction is conducted. The Parties agree that such disclosures by Escrow Agent and its affiliates may be transmitted across national boundaries and through networks, including those owned by third parties.

Foreign Exchange. If Escrow Agent accepts a funds transfer instruction under this Agreement for payment in a currency (the “Non-Account Currency”) other than the currency of the account (the “Account Currency”), Escrow Agent is authorized to enter into a foreign exchange transaction to sell to the Party or Parties the amount of Non-Account Currency required to complete the funds transfer and debit the account for the purchase price of the Non-Account Currency. If Escrow Agent receives a payment to the account in a Non-Account Currency, Escrow Agent is authorized to purchase the Non-Account Currency from the Party or Parties, and to credit the purchase price to the account in lieu of the Non-Account Currency. The applicable foreign exchange rate and spread for any of the foregoing transactions shall be determined by Escrow Agent in its sole discretion and may differ from foreign exchange rates and spreads at which comparable transactions are entered into with other customers or the range of foreign exchange rates or spreads at which Escrow Agent otherwise enters into foreign exchange transactions on the relevant date. Escrow Agent may generate additional profit or loss in connection with Escrow Agent’s execution of a foreign exchange transaction or management of its risk related thereto in addition to the applicable spread. Further, (i) Escrow Agent has full discretion to execute such foreign exchange transactions in such manner as Escrow Agent determines in its sole discretion and (ii) Escrow Agent may manage the associated risks of Escrow Agent’s own position in the market in a manner it deems appropriate without regard to the impact of such activities on the Parties. Any such foreign exchange transaction will be between Escrow Agent and a Party or Parties as principals, and Escrow Agent will not be acting as agent or fiduciary for the Parties.

Acknowledgment of Compensation and Multiple Roles. Escrow Agent is authorized to act under this Agreement notwithstanding that Escrow Agent or any of its subsidiaries or affiliates (such subsidiaries and affiliates hereafter individually called an “Affiliate” and collectively called “Affiliates”) may (A) receive fees or derive earnings (float) as a result of providing an investment product or account on the books of Escrow Agent pursuant to this Agreement or for providing services or referrals with respect to investment products, or (B) (i) act in the same transaction in multiple capacities, (ii) engage in other transactions or relationships with the same entities to which Escrow Agent may be providing escrow or other services under this Agreement, (iii) refer clients to an Affiliate for services or (iv) enter into agreements under which referrals of escrow or related transactions are provided to Escrow Agent. JPMorgan Chase Bank, N.A. may earn compensation from any of these activities in addition to the fees charged for services under this Agreement.

FDIC Disclosure. In the event Escrow Agent becomes insolvent or enters into receivership, Escrow Agent may provide to the Federal Deposit Insurance Corporation (“FDIC”) account balance information for any account governed by this Agreement, as reflected on Escrow Agent’s end-of-day ledger balance, and the customer name and tax identification number associated with such accounts for the purposes of determining the appropriate deposit insurance coverage. Funds held in such accounts will be insured by the FDIC under its applicable rules and limits.

THE FOLLOWING DISCLOSURES ARE REQUIRED TO BE PROVIDED UNDER APPLICABLE U.S. REGULATIONS, INCLUDING, BUT NOT LIMITED TO, FEDERAL RESERVE REGULATION D. WHERE SPECIFIC INVESTMENTS ARE NOTED BELOW, THE DISCLOSURES APPLY ONLY TO THOSE INVESTMENTS AND NOT TO ANY OTHER INVESTMENT.

Demand Deposit Account Disclosure. Escrow Agent is authorized, for regulatory reporting and internal accounting purposes, to divide an escrow demand deposit account maintained in the U.S. in which the Escrow Deposit is held into a non-interest bearing demand deposit internal account and a non-interest bearing savings internal account, and to transfer funds on a daily basis between these internal accounts on Escrow Agent’s general ledger in accordance with U.S. law at no cost to the Parties. Escrow Agent will record the internal accounts and any transfers between them on Escrow Agent’s books and records only. The internal accounts and any transfers between them will not affect the Escrow Deposit, any investment or disposition of the Escrow Deposit, use of the escrow demand deposit account or any other activities under this Agreement, except as described herein. Escrow Agent will establish a target balance for the demand deposit internal account, which may change at any time. To the extent funds in the demand deposit internal account exceed the target balance, the excess will be transferred to the savings internal account, unless the maximum number of transfers from the savings internal account for that calendar month or statement cycle has already occurred. If withdrawals from the demand deposit internal account exceeds the available balance in the demand deposit internal account, funds from the savings internal account will be transferred to the demand deposit internal account up to the entire balance of available funds in the savings internal account to cover the shortfall and to replenish any target balance that Escrow Agent has established for the demand deposit internal account. If a sixth transfer is needed during a calendar month or statement cycle, it will be for the entire balance in the savings internal account, and such funds will remain in the demand deposit internal account for the remainder of the calendar month or statement cycle.

Unlawful Internet Gambling. The use of any account to conduct transactions (including, without limitation, the acceptance or receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the foregoing) that are related, directly or indirectly, to unlawful Internet gambling is strictly prohibited.

Recordings. Each Party and Escrow Agent consent to the other party or parties making and retaining recordings of telephone conversations between any Party or Parties on one hand and Escrow Agent on the other hand in connection with Escrow Agent’s security procedures.

Use of Electronic Records and Signatures. As used in this Agreement, the terms “writing” and “written” include electronic records, and the terms “execute”, “signed” and “signature” include the use of electronic signatures. Notwithstanding any other provision of this Agreement or the attached Exhibits and Schedules, any electronic signature that is presented as the signature of the purported signer, regardless of the appearance or form of such electronic signature, may be deemed genuine by Escrow Agent in Escrow Agent’s sole discretion, and such electronic signature shall be of the same legal effect, validity and enforceability as a manually executed, original, wet-inked signature; provided, however, that any such electronic signature must be an actual and not a typed signature. Any electronically signed agreement shall be an “electronic record” established in the ordinary course of business and any copy shall constitute an original for all purposes. The terms “electronic signature” and “electronic record” shall have the meanings ascribed to them in 15 USC § 7006. This Agreement and any instruction or other document furnished hereunder may be transmitted by facsimile or as a PDF file attached to an email.

Exhibit B

Term Sheet

Term Sheet

Surviving Founder Shares and Certain Other Matters

Capitalized terms used and not defined herein shall have the meanings given to them in the Agreement and Plan of Merger dated as of January 16, 2020 (the “Merger Agreement”). This is the Term Sheet referred in the Letter Agreement to which it is attached as Exhibit A (the ”Letter Agreement”).

Documents:	The parties, as well as Thomas W. Farley in his capacity as a member of the Founder (and Thomas W. Farley is an express third party beneficiary of this Term Sheet), will negotiate in good faith to agree and execute legally binding documentation with respect to the matters set out in this term sheet, including any appropriate amendments to the Shareholders Agreement and Registration Rights Agreement required to give effect to the matters set out herein (the “Documents”), as soon as practicable after the date of this term sheet. The Documents will contain provisions consistent with those described in this term sheet, and such other provisions as may be mutually agreed by the relevant parties that are not inconsistent with those described in this term sheet.

The parties acknowledge that the transactions contemplated by this Term Sheet shall take place concurrently with the Closing of the transactions contemplated by the Merger Agreement and that all Surviving Founder Shares referenced herein shall be New Topco Shares.

Certain Founder Share Arrangements:	4,316,321 Surviving Founder Shares will not be transferred to Globetrotter pursuant to the Letter Agreement and shall instead be retained by the Founder and transferred to, or allocated in such manner as the Founder shall determine for the benefit of, Thomas W. Farley, David Bonnano and Kelly Vallante as set out below:

(i) Thomas W. Farley shall be entitled to:

•  1,500,000 Surviving Founder Shares (the “Unrestricted Founder Shares”) which shall not be subject to any contractual lock-ups or transfer restrictions and which may otherwise be sold (with prior notice to board of directors of New Topco) pursuant to the shelf registration to be put in place by New Topco;

•  2,223,363 Surviving Founder Shares (the “Additional Founder Shares”) which shall be subject to a 3 year contractual lock-up post-Closing in favor of Globetrotter, provided, however, that following the sale of the Unrestricted Founder Shares by Thomas W. Farley, the Additional Founder Shares shall be subject to drag along obligations and benefit from tag along rights upon a sale by Globetrotter and/or its Affiliates of its New Topco Shares Post-Closing in accordance with the Shareholders Agreement and shall be released from the lock-up restrictions proportionally in connection with the tag along rights or drag along obligations and exercise of piggyback and offering registration rights; and

• The Unrestricted Founder Shares and the Additional Founder Shares will be entitled to piggyback registration and offering rights under the Registration Rights Agreement.

•  In connection with the foregoing, the parties will cooperate to finalize the terms of the tag along rights and drag along obligations, including the application of these provisions to the Unrestricted Founder Shares.

(ii) David Bonanno shall be entitled to:

•  517,958 Surviving Founder Shares which shall not be subject to any contractual lock-ups or transfer restrictions and which may otherwise be sold pursuant to the shelf registration to be put in place by New Topco (the “DB Shares”).

(iii) Kelly Vallante shall be entitled to:

•  75,000 Surviving Founder Shares (which Surviving Founder Shares may be held directly by Kelly Vallante or beneficially through Thomas W. Farley, subject to tax and other efficiency considerations) which shall not be subject to any contractual lock-ups or transfer restrictions and which may otherwise be sold pursuant to the shelf registration to be put in place by New Topco.

As a result of the transfers of the Surviving Founder Shares contemplated herein, the Founder shall cease to be a party to the Shareholders Agreement, the Relationship Agreement and the Registration Rights Agreement and Thomas W. Farley shall become party to the Shareholders Agreement and the Registration Rights Agreement with the rights and obligations of the Founder set forth therein applying to Thomas W. Farley, mutatis mutandis, provided that (x) Thomas W. Farley will not have rights or obligations under Sections 2.1, 2.2 or 2.3 of the Shareholders Agreement, or approval or consent rights under Article III of the Shareholders Agreement and that the shareholders agreement will be revised to provide for tag along rights and drag along obligations to all of the Surviving Founder Shares and (y) Thomas W. Farley’s rights under the Registration Rights Agreement will be limited to piggyback and other rights similar to those of Management Shareholders and, for the avoidance of doubt, will not include rights as a Sponsor or Demand Shareholder.

Management Incentive Equity Plan:	New Topco has disclosed pursuant to the Proxy Statement / Prospectus that it intends to implement a management incentive equity plan (the “MIP”) on terms approved by the board of directors of New Topco pursuant to which it shall be entitled to issue awards in the form of options or restricted stock units over New Topco Shares to individuals which shall be subject to vesting and performance conditions as the board of directors of New Topco sees fit (the “MIP Awards”).

2

In addition to the management incentive equity awards contemplated by and described in the Proxy Statement / Prospectus, New Topco intends to award options or restricted stock units over up to an additional 500,000 New Topco Shares to certain members of Global Blue management, distributed among them as the board of directors of New Topco sees fit and with vesting or performance conditions as the board of directors of New Topco sees fit.

Chairman Compensation:	Thomas W. Farley shall not be entitled to any compensation for his service as Chairman of New Topco.

Consultancy Agreement:	At the option of the board of directors of New Topco, David Bonanno will be offered a consultancy agreement with New Topco pursuant to which he shall provide M&A consultancy and advice services to New Topco for a period of 24 months post-Closing, with the consideration to be agreed by the parties thereto and otherwise on terms and conditions customary for such an agreement. For the avoidance of doubt, the Surviving Founder Shares transferred to David Bonanno as contemplated by this Term Sheet are not being transferred to David Bonanno in consideration for, nor conditioned or otherwise related to, entering into a consultancy agreement with New Topco.

Fees, Costs and Expenses:	Each party shall bear its own costs in relation to the negotiation, preparation and execution of the Documents.

Governing law:	This term sheet and all claims or causes of action based upon, arising out of, or related to this term sheet or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles or rules of conflicts of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

3

Exhibit B

(TP Release)

16

Exhibit C

(Press Release)

17

Global Blue and Far Point Announce Agreements to

Facilitate the Closing of the Pending Business Combination

NEW YORK and ZURICH, August 15, 2020 /PRNewswire/ — Global Blue, a leading strategic technology and payments partner empowering global merchants to capture the growth of international shoppers, and Far Point Acquisition Corporation (“FPAC”) (NYSE: FPAC, FPAC.UN, and FPAC.WS), a special purpose acquisition company co-sponsored by the institutional asset manager Third Point LLC (“Third Point”) and former NYSE President Thomas W. Farley, today jointly announced the entry into supplemental letter agreements (the “Agreements”) by FPAC, SL Globetrotter, L.P. (“Globetrotter”), Global Blue’s controlling stockholder and representative of all Global Blue seller parties, and affiliates of Third Point (the “TP Funds”).

The Agreements, among other things, will facilitate the closing of the pending business combination between Global Blue and FPAC, subject to FPAC stockholders approving the merger at the FPAC special stockholders’ meeting scheduled for August 24, 2020. However, the Agreements do not amend the merger agreement and will not impact the equity ownership percentages in the surviving public entity of the transaction (“New Global Blue”) to be received by FPAC stockholders or PIPE investors who are not parties to the Agreements.

While these Agreements will result in less cash consideration at closing for Global Blue’s existing shareholders, under the terms of the merger agreement, such shareholders will instead receive additional ordinary shares of New Global Blue at $10.00 per share. This partial shift in consideration from cash to stock will have no financial impact on New Global Blue.

In addition, there is no change expected to the New Global Blue board composition after the closing, with Mr. Farley slated to become Chairman of New Global Blue and Ant Financial, the financial technology affiliate of Alibaba, also to have board representation in connection with its anticipated investment in New Global Blue at closing.

Key terms of the Agreements include:

•

TP Funds have agreed to fund into escrow $61 million to satisfy a portion of the TP Funds’ obligations under the Forward Purchase Agreement, dated as of May 18, 2018, between FPAC and the TP Funds (the “Forward Purchase Agreement”), and Third Point reiterated its commitment to voting its FPAC shares, constituting approximately 25% of the total outstanding, in favor of the business combination

•

Globetrotter, on behalf of the Global Blue seller parties, and FPAC have agreed not to enforce any rights or claims under the Forward Purchase Agreement, the share purchase and contribution agreements, the shareholders agreement and the relationship agreement if the TP Funds purchase at least $61 million of shares under the Forward Purchase Agreement

•

The New Global Blue shares to be received by the TP Funds for their FPAC Class B shares, all contingent shares contemplated by the merger agreement (if applicable) and all FPAC warrants will be transferred to Globetrotter, other than 4,316,321 New Global Blue shares that will be transferred to FPAC management, subject to certain terms and conditions

•

New Global Blue may award options or restricted stock units over up to an additional 500,000 New Global Blue shares to certain members of New Global Blue management, with any distribution, vesting or performance conditions to be determined by the New Global Blue board as the board sees fit

•

FPAC has agreed not to assert that certain conditions to closing have failed to be satisfied, if applicable, including (but not limited to) an occurrence in most cases of a material adverse effect, the failure of New Global Blue to obtain New York Stock Exchange listing approval or the failure of Global Blue to obtain certain regulatory approvals

•

If New Global Blue fails to obtain New York Stock Exchange listing approval by the closing of the business combination, New Global Blue has agreed to certain commitments for up to 12 months with regard to obtaining a listing after the closing of the business combination

•

FPAC (subject to complying with its obligations under its charter), Third Point and the TP Funds have agreed not to exercise any termination rights they may have with respect to the business combination until September 11, 2020

•	FPAC has agreed to take actions reasonably requested by Globetrotter to enable the closing conditions to be satisfied

•

FPAC has agreed not to object to the termination of the existing financing arrangements as long as a replacement or alternative financing facility is available on terms consistent with the merger agreement

•	Third Point, the TP Funds, FPAC, Globetrotter and the other seller parties have entered into customary and mutual releases of claims

Assuming no redemptions by holders of FPAC shares, after giving effect to the transactions contemplated by the Agreements (and assuming TP Funds do not invest additional capital at closing above the escrowed amount), the seller parties, the TP Funds and the Founder would own approximately 56%, 2% and 2%, respectively, of New Global Blue. Under the same assumptions but with redemption by holders of all of the FPAC shares (other than those who have committed not to redeem), the seller parties, the TP Funds and the Founder would own approximately 79%, 5% and 2%, respectively, of New Global Blue. For ease of comparability, all of the foregoing percentages are presented on the same basis as disclosed in the proxy statement/prospectus mailed to FPAC stockholders on or about August 4, 2020. The TP Funds and the Founder have relinquished their post-closing governance rights with respect to New Global Blue, including under the shareholders agreement and relationship agreement.

The foregoing is only a summary of the material terms of the Agreements. For more information, please refer to the complete copies of the Agreements, which will be filed with the Securities and Exchange Commission. In addition, FPAC and New Global Blue will prepare and make available to its stockholders a supplement to the proxy statement/prospectus providing more detail on the Agreements.

As noted above and previously announced FPAC has scheduled the special meeting of its stockholders to vote on the proposed business combination transaction for 9:00 a.m., Eastern Time, on August 24, 2020.

Stockholders of FPAC must complete the procedures for electing to redeem their public shares in the manner described in the definitive proxy statement prior to 5:00 p.m., Eastern Time, on August 20, 2020 (two business days before the special meeting) in order for their shares to be redeemed.

Additional Information About the Transaction

Global Blue Group Holding AG has filed a Registration Statement on Form F-4 (File No. 333-236581) (the “Registration Statement”), which includes a prospectus and definitive proxy statement. The definitive proxy statement and other relevant documents were mailed to stockholders of FPAC as of July 24, 2020, which is the record date established for voting on the transaction, on August 4, 2020. The stockholders meeting will be held on August 24, 2020. Stockholders of FPAC and other interested persons are advised to read the definitive proxy statement/prospectus on file with the Securities and Exchange Commission (“SEC”) and in the Registration Statement in connection with FPAC’s solicitation of proxies for the special meeting to be held to vote on the transaction because these documents contain important information about FPAC, Global Blue and the transaction. Stockholders can also obtain copies of the Registration Statement and the definitive proxy statement/prospectus, without charge, by directing a request to: Far Point Acquisition Corporation, 18 West 18th Street, New York, NY 10011. These documents and Far Point’s annual and other reports filed with the SEC can also be obtained, as available, without charge, at the SEC’s internet site (http://www.sec.gov).

FPAC, Global Blue and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of FPAC in connection with the transaction. Stockholders of FPAC and other interested persons may obtain more information regarding the names and interests in the proposed transaction of FPAC’s directors and officers in FPAC’s filings with the SEC, including FPAC’s Annual Report on Form 10-K for the year-ended December 31, 2019, which was filed with the SEC on March 12, 2020. Additional information regarding the interests of such potential participants in the solicitation process is also included in the Registration Statement, and in the definitive proxy statement/prospectus and other relevant documents filed with the SEC.

About Global Blue

As the worldwide leader of the Tax Free Shopping industry for the last 40 years, with a global footprint spanning 51 countries and 300,000 merchants, Global Blue’s mission is to empower merchants to capture the full potential of international shoppers. The Group offers a seamless shopping and payment journey for tourists and also provides a wide range of Added-Value Payment Solutions for all the stakeholders involved, including retailers and international shoppers. The Company’s Tax Free Shopping business serves 13 million international shoppers and generates 85% while the Added-Value Payment business involves 16 million travelers and generates 15% of total revenue.

Every year, Global Blue connects worldwide 29 million international travelers and more than 200 payment providers and acquirers. Global Blue is headquartered in Switzerland and counts 2,000 employees worldwide. For more information, visit http://www.globalblue.com/corporate/.

About Far Point

Far Point Acquisition Corporation (NYSE: FPAC) is a special purpose acquisition company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses in the financial technology industry. The company is co-sponsored by Third Point, a leading investment manager, and Thomas W. Farley. Far Point completed its initial public offering on the NYSE in June 2018, raising $632 million from investors.

Forward Looking Statements

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “positions,” “predicts,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “could,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Undue reliance should not be placed on these forward-looking statements, and such statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions, estimates and other important factors, many of which are outside Far Point’s or Global Blue’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Among the key factors that could cause actual results to differ materially from those projected in these forward-looking statements are the following: the impact of COVID-19, including in relation to international travel and similar health-related travel disruptions; the negative impact of COVID-19 cost-saving measures; the inability to complete the transactions contemplated by the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination; the ability to meet NYSE’s listing standards following the consummation of the transaction contemplated by the proposed business combination; costs related to the proposed business combination; Global Blue’s ability to execute on its plans; Global Blue’s estimates of the size of the markets for its solutions; Global Blue’s ability to identify and integrate acquisitions; the performance and security of Global Blue’s services; Global Blue’s inability to execute strategic plans due to inability to generate sufficient cash flow; potential litigation or investigations involving Far Point or Global Blue and resulting material settlements, fines or penalties; changes to the regulatory environment, licensing requirements and government agreements; and the general economic and market conditions impacting, among others, currency exchange rates, international travel and the overall level of consumer spending, thereby impacting the demand for Global Blue’s services. Other factors include the possibility that the proposed transaction does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. Neither Far Point nor Global Blue undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable Swiss and other European regulations. This communication is not for release, publication or distribution, in whole or in part, in or into, directly or indirectly, any jurisdiction in which such release, publication or distribution would be unlawful.

Contacts – Media

Far Point

contact@farpoint.ventures

Global Blue

Lex Suvanto

+1-646-775-8337

Lex.Suvanto@Edelman.com

Exhibit B

(GB Letter Agreement)

Execution Version

Agreement

August 15, 2020

Far Point Acquisition Corporation

18 West 18th Street

New York, NY 10011

Ladies and Gentlemen:

In this letter agreement (this “Agreement”), reference is made to the Agreement and Plan of Merger dated as of January 16, 2020 (the “Merger Agreement”) among SL Globetrotter, L.P., a Cayman Islands exempted limited partnership (“Globetrotter” and, in its capacity as a representative of the Company and its shareholders, the “GB Shareholders’ Representative”), Global Blue Group AG, a stock corporation (Aktiengesellschaft) incorporated under Swiss law, with its registered office in 38, Zürichstrasse, CH-8306 Brüttisellen, Switzerland (the “Company”), Global Blue Group Holding AG, a stock corporation (Aktiengesellschaft) incorporated under Swiss law, with its registered office in 38, Zürichstrasse, CH-8306 Brüttisellen, Switzerland (“New Topco”), Global Blue US Holdco LLC, a Delaware limited liability company (“US Holdco”), Global Blue US Merger Sub Inc., a Delaware corporation (“US Merger Sub”), Global Blue Holding L.P., a Cayman Islands exempted limited partnership, Far Point Acquisition Corporation, a Delaware corporation (“FPAC”), Thomas W. Farley, solely in his capacity as the lawful agent and attorney-in-fact of FPAC and its shareholders, Far Point LLC, a Delaware limited liability company (“Founder”) and Jacques Stern, solely in his capacity as the lawful agent and attorney-in-fact of each of the individuals listed on Section 1.01(a) of the Company Disclosure Schedules, on the terms and subject to the conditions of which a Business Combination (as defined in the Merger Agreement) will be consummated. Capitalized terms used and not defined herein shall have the meanings given to them in the Merger Agreement. FPAC understands that New Topco, US Holdco, US Merger Sub, the Seller Parties and the Company (collectively, the “GB Parties”) are concurrently entering into a letter agreement (the “TP Letter Agreement”), in the form attached hereto as Exhibit A, with each of Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P., Third Point Partners Qualified L.P., Third Point Partners L.P. and Third Point Enhanced L.P (each a “TP Fund”) and Third Point LLC, Third Point Ventures LLC, Cloudbreak Aggregator LP and the Founder (collectively with the TP Funds, the “TP Parties”), on the terms and subject to the conditions of which, among other things, the GB Parties have agreed with the TP Parties that they will not enforce Cloudbreak’s and the TP Funds’ obligations to purchase Forward Purchase Shares as defined in and pursuant to the Forward Purchase Agreement if at least $61 million (the “Escrow Amount”) of Forward Purchase Shares are purchased by Cloudbreak pursuant to and in accordance with the Forward Purchase Agreement. Globetrotter understands that FPAC is concurrently entering into a release agreement (the “TP Release”) with Cloudbreak, the Founder and the TP Funds, in the form attached hereto as Exhibit B.

In light of the TP Letter Agreement and acknowledging that the GB Parties are relying on this letter, and in order to facilitate the consummation of the Closing, subject to the terms and conditions of the Merger Agreement, FPAC and the GB Parties confirm, acknowledge and agree as follows:

1.

Closing. FPAC confirms and agrees that, if requested in writing (including by e-mail) by Globetrotter, the Closing Date (a) may be fewer than four (4) Business Days after the conditions set forth in Article X of the Merger Agreement have been satisfied or waived (other than those conditions that by their terms are to be satisfied or waived at the Closing, but subject to the satisfaction or waiver thereof) and (b) may be on August 31, 2020. FPAC further confirms that it will not object to any waiver by the GB Shareholders’ Representative of the Specified Condition.

2.

Acknowledgement Regarding Forward Purchase. FPAC agrees and acknowledges that as a result of the TP Funds not providing cash funding in excess of $61,000,000 to Cloudbreak to purchase shares of FPAC Common Stock under the Forward Purchase Agreement, the Seller Parties shall receive an increased amount of Stock Consideration upon consummation of the Closing under the Merger Agreement in accordance with Article II of the Merger Agreement. FPAC and Globetrotter agree that, subject to the Performance Condition (as defined in the TP Letter Agreement), FPAC will not enforce, and Globetrotter shall not request FPAC to enforce, the Forward Purchase Agreement against Cloudbreak. Cloudbreak is a third party beneficiary of this Section 2.

3.	Closing Conditions and Termination.

(a)

FPAC confirms and agrees that it shall not assert that the conditions in Sections 10.01(a), 10.01(b) (with respect to matters associated with the conditions set forth in Section 10.01(a)), 10.01(e), 10.01(g) (subject to Section 6 hereof), 10.01(h) (but only if Thomas W. Farley is elected as a director and chairman of New Topco (unless he is unable or unwilling to serve on the board of directors)) or 10.02 (solely with respect to matters known to FPAC on the date hereof, it being understood that nothing directly arising out of the COVID 19 pandemic even after the date hereof shall constitute a Material Adverse Effect) of the Merger Agreement have not been satisfied or waived (it is further understood and agreed that the foregoing clause of this Section 3(a) is without prejudice to the definition of Material Adverse Effect as set forth in the Merger Agreement).

(b)

For the avoidance of doubt, the GB Shareholders’ Representative shall have the right to waive in whole or in part (in the sole discretion of the GB Shareholders’ Representative) the closing condition set forth in Section 10.03(e) of the Merger Agreement with respect to any or all of the PIPE Investments (and any or all of any particular PIPE Investment), and, in the event of any such waiver, the proviso in Section 10.03(e) of the Merger Agreement will apply.

(c)

FPAC confirms and agrees that it will not exercise any right it may have to terminate the Merger Agreement prior to September 11, 2020; provided, however, this Agreement does not prevent FPAC from taking any actions required pursuant to the terms of the FPAC Organizational Documents and/or the Trust Agreement.

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(d)

FPAC agrees that, if requested by Globetrotter, it will use commercially reasonable efforts to conduct a reverse stock split of the FPAC Common Stock with a view to enabling the New Topco Shares to meet the minimum share price listing standards of the NYSE. It is understood and agreed that Globetrotter shall pay any and all reasonable expenses of FPAC (including reasonable fees and expenses of FPAC’s Representatives) incurred in connection with such request; provided that such fees and expenses may be recharged to New Topco or a Subsidiary of New Topco at or after the Closing.

(e)

If at the Closing the listing approval condition set forth in Section 10.01(e) of the Merger Agreement has not been satisfied, then after the Closing, New Topco agrees to use commercially reasonable efforts to seek and obtain approval for a listing on the NYSE, another stock exchange or the over-the-counter market, including OTC BB; provided that this Section 3(e) shall expire three (3) months after the Closing Date whether or not approval of such a listing has been obtained. For the avoidance of doubt, once such a listing has been obtained (whether at or after Closing), the GB Parties are not obligated in this Section 3(e) to maintain such listing (or to seek to obtain any other listing) thereafter.

(f)

FPAC agrees that it will, promptly following a written request (including by email) from any GB Party therefor, provide its written consent to the extent required by the Merger Agreement to (i) permit any action (and FPAC will provide reasonable cooperation and use reasonable best efforts to enable any such action to be completed) reasonably requested by Globetrotter with a view to satisfying the conditions to Closing in Article X of the Merger Agreement and (ii) any transfer of New Topco Shares by Globetrotter, Cayman Holdings or any of their affiliates to one or more direct or indirect investors in Globetrotter or Cayman Holdings.

(g)

Globetrotter confirms and agrees that it will, promptly following a written request therefor from FPAC, consent to FPAC taking reasonable actions, including effecting a waiver under that certain Letter Agreement, dated as of June 11, 2018, by and among FPAC, the Founder and the other parties thereto, in connection with allowing FPAC to redeem up to 65,700 shares of FPAC Common Stock held by David Bonanno and up to 100,000 shares of FPAC Common Stock held by Laurence Tosi.

4.

Proxy Statement/Meeting Cooperation. As promptly as practicable following the execution and delivery of this Agreement, FPAC and Globetrotter shall, and shall cause their respective representatives, to cooperate and use reasonable best efforts to prepare and file any supplement to the Proxy Statement/Prospectus (“Supplement”) concerning the arrangements set forth herein and in the TP Letter Agreement. Upon request by Globetrotter, FPAC shall promptly disseminate to the holders of shares of FPAC Common Stock any Supplement, including mailing any Supplement to FPAC stockholders. FPAC confirms it will continue to comply with Section 9.02(b) of the Merger Agreement. Promptly following a written request from Globetrotter therefor, FPAC will take all actions required to delay or adjourn the Special Meeting to such date and time as may be specified by Globetrotter and as shall be in compliance with applicable law. Globetrotter and FPAC hereby agree that promptly following execution and delivery of this Agreement FPAC and Globetrotter shall issue a joint press release substantially in the form attached hereto as Exhibit C.

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5.

PIPE Agreements. FPAC hereby consents to any amendment, waiver, supplement or other modification of any PIPE Agreement or any of the terms or conditions of any PIPE Investment, whether before or after the Closing (a “PIPE Change”), that may be proposed by Globetrotter; provided that such amendments, waivers, supplements or other modifications that would reasonably be expected to affect the economic interests of New Topco or its shareholders taken as a whole shall have been determined in good faith to be in the best interests of New Topco. FPAC shall take any action required to enter into and effectuate any such PIPE Change, including without limitation by promptly executing and delivering any such document required to effectuate a PIPE Change, provided that such PIPE Change does not result in any additional obligations of FPAC prior to the Closing.

6.

Financing Agreement. FPAC confirms that it will not object if the Group terminates, or permits to expire or be terminated, the Financing Agreement; provided that the Group promptly enters into a replacement or alternative financing facility; provided, further, that such replacement or alternative financing facility complies with clauses (i) and (iii) of Section 7.07(a) of the Merger Agreement. FPAC agrees not to discuss or communicate with any existing or potential source of debt or equity financing for the Transactions with respect to the Transactions, except with Globetrotter’s prior written consent (which consent may be given or withheld in Globetrotter’s sole discretion and may be conditioned upon Globetrotter participating in such discussion or communication).

7.	Certain FPAC Transaction Expenses. FPAC agrees that the Deferred Discount (as defined in the Trust Agreement) will not exceed $20,737,500.

8.

Term Sheet. FPAC acknowledges the Term Sheet (as defined in the TP Letter Agreement). FPAC shall reasonably cooperate in the negotiation, preparation and execution of such definitive documentation as is reasonably necessary or appropriate in order to give effect to the transactions contemplated by the Term Sheet.

9.	R&W Policy. In connection with the Closing, FPAC agrees to consult with Globetrotter prior to the Closing and will purchase the R&W Policy only if Globetrotter requests it to do so.

10.	Representations and Warranties of FPAC. FPAC represents and warrants to the GB Parties that:

(a)

FPAC is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted and to perform its obligations under this Agreement.

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(b)

FPAC has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by FPAC, will constitute the valid and legally binding obligation of FPAC, enforceable against FPAC in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)

Except as contemplated by this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of FPAC in connection with the consummation of the transactions contemplated by this Agreement, other than filings that may be required under applicable federal securities laws.

(d)

The execution, delivery and performance by FPAC of this Agreement and the consummation by FPAC of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of any federal or state statute, rule or regulation applicable to FPAC, in each case (other than clause (i) above), which would have a material adverse effect on FPAC or its ability to consummate the transactions contemplated by this Agreement.

(e)	The Merger Agreement remains in full force and effect, subject to the terms and conditions of this Agreement.

11.	Representations and Warranties of the GB Parties. Each GB Party, severally but not jointly and as to itself only, represents and warrants to FPAC that:

(a)

Such GB Party is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted and to perform its obligations under this Agreement.

(b)

Such GB Party has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by such GB Party, will constitute the valid and legally binding obligation of such GB Party and, in connection with the GB Shareholders’ Representative execution and delivery of this Agreement, the Seller Parties, enforceable against such party in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

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(c)

Except as contemplated by this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such GB Party or, in the case of the GB Shareholders’ Representative, the Seller Parties in connection with the consummation of the transactions contemplated by this Agreement, other than filings that may be required under applicable federal securities laws.

(d)

The execution, delivery and performance by such GB Party of this Agreement and the consummation by such GB Party of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of any federal or state statute, rule or regulation applicable to such GB Party, in each case (other than clause (i) above), which would have a material adverse effect on such party or its ability to consummate the transactions contemplated by this Agreement.

(e)	The Merger Agreement remains in full force and effect, subject to the terms and conditions of this Agreement.

12.	Releases.

(a)

Effective upon the date hereof, FPAC on its own behalf and on behalf of its current or former predecessors, successors, assigns, affiliates, subsidiaries, parents, trustees, heirs, beneficiaries, executors, administrators, insurers, agents, principals, officers, directors, employees, partners, members, managers, heirs, servants, attorneys, and trustees, and any persons or entities acting by, through, under, or in concert with each of them (the “FPAC Releasors”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do hereby irrevocably and unconditionally release, acquit, and forever discharge the GB Parties, as well as all of their current or former predecessors, successors, assigns, affiliates, subsidiaries, parents, trustees, heirs, beneficiaries, executors, administrators, insurers, agents, principals, officers, directors, employees, owners, partners, members, managers, shareholders, heirs, servants, attorneys, and trustees, and all persons acting by, through, under, or in concert with any of them (the “Globetrotter Releasees”), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, civil penalties, unpaid wages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys’ fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, anticipated or unanticipated, choate or inchoate, which the FPAC Releasors now have, or claim to have, or which the FPAC Releasors at any time heretofore had, or claimed to have against the Globetrotter Releasees for or by reason of any cause, matter, or thing whatsoever from the beginning of the world

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through and including the date hereof, but only to the extent arising from or related to the Merger Agreement (but excluding any extant obligations of any GB Party, including pursuant to Article II, Sections 9.07, 9.08 and 9.09 of the Merger Agreement, the Transaction Documents and the transactions contemplated thereby (“GB Extant Obligations”)). For the avoidance of doubt, the FPAC Releasors are not releasing any claims for the enforcement of any provision in this Agreement or any GB Extant Obligations. The FPAC Releasors further covenant and agree that (a) they will not sue or bring any action or cause of action, including by way of third-party claim, cross-claim, or counterclaim, against any of the Globetrotter Releasees in respect of any of the claims released in this Section 12(a); (b) they will not initiate or participate in bringing or pursuing any class, collective, private attorney general, or other representative action against any of the Globetrotter Releasees in respect of any of the claims released in this Section 12(a); and (c) they will not assist any third party in initiating or pursuing a class, collective, private attorney general, or other representative action in respect of any of the claims released in this Section 12(a).

(b)

Effective upon the date hereof, the GB Parties and Silver Lake Partners III Cayman (AIV III), L.P., Silver Lake Technology Investors III Cayman, L.P., SL / PG Global Blue Co-Invest, L.P., Silver Lake Technology Associates III Cayman, L.P. and Silver Lake (Offshore) AIV GP III, Ltd., on their own behalf and on behalf of their current or former predecessors, successors, assigns, affiliates, subsidiaries, parents, trustees, heirs, beneficiaries, executors, administrators, insurers, agents, principals, officers, directors, employees, owners, partners, members, managers, shareholders, heirs, servants, attorneys, and trustees, and any persons or entities acting by, through, under, or in concert with each of them (the “Globetrotter Releasors”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do hereby irrevocably and unconditionally release, acquit, and forever discharge FPAC, as well as all of its current or former predecessors, successors, assigns, affiliates, subsidiaries, parents, trustees, heirs, beneficiaries, executors, administrators, insurers, agents, principals, officers, directors, employees, owners, partners, members, managers, shareholders, heirs, servants, attorneys, and trustees, and all persons acting by, through, under, or in concert with any of them (the “FPAC Releasees”), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, civil penalties, unpaid wages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys’ fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, anticipated or unanticipated, choate or inchoate, which the Globetrotter Releasors now have, or claim to have, or which the Globetrotter Releasors at any time heretofore had, or claimed to have against the FPAC Releasees for or by reason of any cause, matter, or thing whatsoever from the beginning of the world through and including the date hereof, but only to the extent arising from or related to the Merger Agreement (but excluding any extant obligations of any FPAC Releasee, including pursuant to Section 9.09 of the Merger Agreement, the Transaction Documents, the TP Letter Agreement, any Transaction Document (as defined in the TP Letter Agreement) and the

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transactions contemplated thereby (“FPAC Extant Obligations”)). For the avoidance of doubt, the Globetrotter Releasors are not releasing any claims for the enforcement of any provision in this Agreement or any FPAC Extant Obligations. The Globetrotter Releasors further covenant and agree that (a) they will not sue or bring any action or cause of action, including by way of third-party claim, cross-claim, or counterclaim, against any of the FPAC Releasees in respect of any of the claims released in this Section 12(b); (b) they will not initiate or participate in bringing or pursuing any class, collective, private attorney general, or other representative action against any of the FPAC Releasees in respect of any of the claims released in this Section 12(b); and (c) they will not assist any third party in initiating or pursuing a class, collective, private attorney general, or other representative action in respect of any of the claims released in this Section 12(b).

13.

Miscellaneous. Sections 12.01 (Waiver), 12.02 (Notices), 12.03 (Assignment), 12.04 (Rights of Third Parties), 12.05 (Expenses), 12.06 (Governing Law), 12.07 (Captions; Counterparts), 12.09 (Entire Agreement), 12.10 (Amendments), 12.11 (Severability), 12.12 (Jurisdiction; WAIVER OF TRIAL BY JURY), 12.13 (Enforcement), 12.14 (Non-Recourse) and 12.15 (Nonsurvival of Representations, Warranties and Covenants) of the Merger Agreement shall apply to this Agreement as if set forth in full in this agreement, mutatis mutandis.

[Remainder of this page intentionally left blank.]

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Very truly yours,

SL GLOBETROTTER, L.P., individually and in its capacity as the GB Shareholders’ Representative

By: SL Globetrotter, G.P Ltd., its general partner

By:
Name: Joseph Osnoss
Title: Managing Director

9

Accepted and agreed:

FAR POINT ACQUISITION CORPORATION

By:
Name:
Title:

10

Accepted and agreed:

GLOBAL BLUE GROUP HOLDING AG

By:
Name: Joseph Osnoss
Title: Director

GLOBAL BLUE GROUP AG

By:
Name: Jacques Stern
Title: President and CEO

GLOBAL BLUE US HOLDCO LLC By: Global Blue Group Holding AG, its managing member

By:
Name: Joseph Osnoss
Title: President and Secretary

GLOBAL BLUE US MERGER SUB INC.

By:
Name: Joseph Osnoss
Title: President and Secretary

GLOBAL BLUE HOLDING L.P.

By:	SL Globetrotter GP, Ltd., its general partner

By:
Name: Joseph Osnoss
Title: Managing Director

11

JACQUES STERN, solely in his capacity as the Management Representative

By:
Name: Jacques Stern

12

SILVER LAKE PARTNERS III CAYMAN (AIV III), L.P., solely with respect to Section 10(b)

By: Silver Lake Technology Associates III Cayman, L.P., its general partner

By: Silver Lake (Offshore) AIV GP III, Ltd., its general partner

By:
Name: Joseph Osnoss
Title: Director

SILVER LAKE TECHNOLOGY INVESTORS III CAYMAN, L.P., solely with respect to Section 10(b)

By: Silver Lake Technology Associates III Cayman, L.P., its general partner

By: Silver Lake (Offshore) AIV GP III, Ltd., its general partner

By:
Name: Joseph Osnoss
Title: Director

SL / PG GLOBAL BLUE CO-INVEST, L.P., solely with respect to Section 10(b)

By: SL Globetrotter GP, Ltd., its general partner

By:
Name: Joseph Osnoss
Title: Director

13

SILVER LAKE TECHNOLOGY ASSOCIATES III CAYMAN, L.P., solely with respect to Section 10(b)

By: Silver Lake (Offshore) AIV GP III, Ltd., its general partner

By:
Name: Joseph Osnoss
Title: Director

SILVER LAKE (OFFSHORE) AIV GP III, LTD., solely with respect to Section 10(b)

By:
Name: Joseph Osnoss
Title: Director